                                                                    Exhibit 4(a)




                                    CONECTIV




                             Senior Debt Securities




                                    INDENTURE




                           Dated as of _________, 1999




                 First Union Trust Company, National Association




                                     Trustee

                              CROSS-REFERENCE TABLE
      CONECTIV AND FIRST UNION TRUST COMPANY, NATIONAL ASSOCIATION, TRUSTEE
                        INDENTURE DATED ___________, 1999


TIA Section                                                    Indenture Section

310 (a)(1)..................................................................6.10
    (a)(2)..................................................................6.10
    (a)(3)..................................................................N.A.
    (a)(4)..................................................................N.A.
    (b)........................................................6.08, 6.10, 12.02
    (c).....................................................................N.A.
311 (a).....................................................................6.11
    (b).....................................................................6.11
    (c).....................................................................N.A.
312 (a).....................................................................2.07
    (b)....................................................................12.03
    (c)....................................................................12.03
313 (a).....................................................................6.06
    (b).....................................................................6.06
    (c)..............................................................6.06, 12.02
    (d).....................................................................6.06
314 (a)........................................................3.02, 3.03, 12.02
    (b).....................................................................N.A.
    (c)(1).................................................................12.05
    (c)(2)...........................................................6.02, 12.05
    (c)(3)..................................................................N.A.
    (d).....................................................................N.A.
    (e)....................................................................12.06
    (f).....................................................................N.A.
315 (a)..................................................................6.01(b)
    (b)..............................................................6.05, 12.02
    (c)..................................................................6.01(a)
    (d)..................................................................6.01(c)
    (e).....................................................................5.11
316 (a)(1)(A)...............................................................5.05
    (a)(1)(B)...............................................................5.04
    (a)(2)..................................................................N.A.
    (b).....................................................................5.07
317 (a)(1)..................................................................5.08
    (a)(2)..................................................................5.09
    (b).....................................................................2.06
318 (a)....................................................................12.01

                                TABLE OF CONTENTS


                                                                            Page

RECITALS.......................................................................1

ARTICLE 1

Definitions and Incorporation by Reference
      SECTION 1.01.  Definitions...............................................1
      SECTION 1.02.  Other Definitions.........................................4
      SECTION 1.03.  Incorporation by Reference of Trust Indenture Act.........4
      SECTION 1.04.  Rules of Construction.....................................5

ARTICLE 2

The Securities
      SECTION 2.01.  Amount; Issuable in Series................................6
      SECTION 2.02.  Denominations.............................................9
      SECTION 2.03.  Execution, Authentication and Delivery....................9
      SECTION 2.04.  Temporary Securities.....................................11
      SECTION 2.05.  Security Registrar and Paying Agent......................11
      SECTION 2.06.  Paying Agent to Hold Money in Trust......................12
      SECTION 2.07.  Securityholder Lists.....................................12
      SECTION 2.08.  Transfer and Exchange....................................13
      SECTION 2.09.  Mutilated, Destroyed, Lost or Stolen Securities..........14
      SECTION 2.10.  Outstanding Securities...................................15
      SECTION 2.11.  Cancellation.............................................15
      SECTION 2.12.  Default Interest.........................................15
      SECTION 2.13.  Computation of Interest..................................16

ARTICLE 3

Covenants
      SECTION 3.01.  Payment of Securities....................................16
      SECTION 3.02.  SEC Reports..............................................16
      SECTION 3.03.  Compliance Certificate...................................16

                                TABLE OF CONTENTS


                                                                            Page
ARTICLE 4

Successor Company
      SECTION 4.01.  When Company May Merge or Transfer Assets................17
      SECTION 4.02.  Successor Entity Substituted.............................17
      SECTION 4.03.  Limitation...............................................18

ARTICLE 5

Defaults and Remedies
      SECTION 5.01.  Events of Default........................................18
      SECTION 5.02.  Acceleration.............................................19
      SECTION 5.03.  Other Remedies...........................................19
      SECTION 5.04.  Waiver of Past Defaults..................................20
      SECTION 5.05.  Control by Majority......................................20
      SECTION 5.06.  Limitation on Suits......................................20
      SECTION 5.07.  Rights of Holders To Receive Payment.....................21
      SECTION 5.08.  Collection Suit by Trustee...............................21
      SECTION 5.09.  Trustee May File Proofs of Claim.........................21
      SECTION 5.10.  Priorities...............................................22
      SECTION 5.11.  Undertaking for Costs....................................22
      SECTION 5.12.  Waiver of Stay or Extension Laws.........................22

ARTICLE 6

Trustee
      SECTION 6.01.  Duties of Trustee........................................23
      SECTION 6.02.  Rights of Trustee........................................24
      SECTION 6.03.  Individual Rights of Trustee.............................24
      SECTION 6.04.  Trustee's Disclaimer.....................................25
      SECTION 6.05.  Notice of Defaults.......................................25
      SECTION 6.06.  Reports by Trustee to Holders............................25
      SECTION 6.07.  Compensation and Indemnity...............................25
      SECTION 6.08.  Replacement of Trustee...................................26
      SECTION 6.09.  Successor Trustee by Merger..............................27
      SECTION 6.10.  Eligibility; Disqualification............................27
      SECTION 6.11.  Preferential Collection of Claims Against Company........27

                                TABLE OF CONTENTS


                                                                            Page
ARTICLE 7

Discharge of Securities and Indenture
      SECTION 7.01.  Satisfaction and Discharge of Securities.................28
      SECTION 7.02.  Satisfaction and Discharge of Indenture..................30
      SECTION 7.03.  Application of Trust Money...............................31

ARTICLE 8

Amendments
      SECTION 8.01.  Without Consent of Holders...............................32
      SECTION 8.02.  With Consent of Holders..................................33
      SECTION 8.03.  Compliance with Trust Indenture Act......................34
      SECTION 8.04.  Revocation and Effect of Consent and Waivers; Fixing of
                     Record Date..............................................34
      SECTION 8.05.  Notation on or Exchange of Securities....................34
      SECTION 8.06.  Trustee To Sign Amendments...............................34

ARTICLE 9

Redemption
      SECTION 9.01.  Applicability............................................35
      SECTION 9.02.  Notice to Trustee........................................35
      SECTION 9.03.  Selection of Securities To Be Redeemed...................35
      SECTION 9.04.  Notice of Redemption.....................................36
      SECTION 9.05.  Effect of Notice of Redemption...........................37
      SECTION 9.06.  Deposit of Redemption Price..............................37
      SECTION 9.07.  Securities Redeemed in Part..............................37

ARTICLE 10

Sinking Funds
      SECTION 10.01.  Applicability...........................................37
      SECTION 10.02.  Satisfaction of Sinking Fund Payment with Securities....38
      SECTION 10.03.  Redemption of Securities for Sinking Fund...............38

                                TABLE OF CONTENTS


                                                                            Page
ARTICLE 11

Meetings of Holders; Actions without Meeting

      SECTION 11.01.  Purposes for Which Meetings May Be Called...............39
      SECTION 11.02.  Call, Notice and Place of Meetings......................39
      SECTION 11.03.  Persons Entitled to Vote at Meetings....................40
      SECTION 11.04.  Quorum; Action..........................................40
      SECTION 11.05.  Attendance at Meeting; Determination of Voting Rights;
                      Conduct and Adjournment of Meetings.....................41
      SECTION 11.06.  Counting Votes and Recording Action of Meetings.........42
      SECTION 11.07.  Action without Meeting..................................42

ARTICLE 12

Miscellaneous
      SECTION 12.01.  Trust Indenture Act Controls............................42
      SECTION 12.02.  Notices.................................................43
      SECTION 12.03.  Communication by Holders with Other Holders.............43
      SECTION 12.04.  Acts of Holders.........................................43
      SECTION 12.05.  Certificate and Opinion as to Conditions Precedent......45
      SECTION 12.06.  Statements Required in Certificate or Opinion...........46
      SECTION 12.07.  When Securities Disregarded.............................46
      SECTION 12.08.  Rules by Trustee, Paying Agent and Registrar............46
      SECTION 12.09.  Legal Holidays..........................................47
      SECTION 12.10.  Governing Law...........................................47
      SECTION 12.11.  No Recourse Against Others..............................47
      SECTION 12.12.  Successors..............................................47
      SECTION 12.13.  Multiple Originals......................................47
      SECTION 12.14.  Table of Contents; Headings.............................47
      SECTION 12.15.  Separability Clause.....................................48
      SECTION 12.16.  Entire Agreement........................................48

TESTIMONIUM...................................................................48

EXECUTION.....................................................................48

ACKNOWLEDGMENTS...............................................................49

      THIS INDENTURE dated ___________________________ between Conectiv, a corporation duly organized and existing under the laws of the State of Delaware (hereinafter called the "Company"), having its principal office at 800 King Street, Wilmington, Delaware 19899, and First Union Trust Company, National Association, a national banking association, organized and existing under the laws of the United States of America (hereinafter called the "Trustee").

                             RECITALS OF THE COMPANY

      The Company has duly authorized the execution and delivery of this Indenture to provide for the issuance from time to time of unsecured debentures, notes or other evidences of indebtedness (herein called the "Securities"), to be issued in one or more series as contemplated herein.

      All things necessary to make this Indenture a valid agreement of the Company in accordance with its terms have been done.

                   NOW, THEREFORE, THIS INDENTURE WITNESSETH:

      For and in consideration of the premises and the purchase of the Securities by the holders thereof, it is mutually covenanted and agreed, for the equal and proportionate benefit of all holders of the Securities as follows:


                                    ARTICLE 1

                   DEFINITIONS AND INCORPORATION BY REFERENCE

SECTION 1.01. Definitions

      "Affiliate" of any specified person means any other person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified person. For the purposes of this definition, "control" when used with respect to any specified person means the power to direct the management and policies of such person directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

      "Bankruptcy Law" means Title 11, United States Code, or any similar Federal or state law for the relief of debtors.

      "Board of Directors" means the Board of Directors of the Company or any committee thereof duly authorized to act on behalf of such Board of Directors in respect of matters related to this Indenture.

      "Board Resolution" means a resolution duly adopted by the Board of Directors, a copy of which shall be certified by the Secretary or an Assistant Secretary as being in full force and effect on the date of such certification and delivered to the Trustee.

      "Business Day" means, unless otherwise specified pursuant to Section 2.01, each day which is not a Legal Holiday.

      "Bylaws" means the bylaws of the Company as amended from time to time.

      "Company" means Conectiv, a Delaware corporation, unless and until a successor replaces it pursuant to Article 4 and, thereafter, means the successor (or any subsequent successor pursuant to said Article) and, for purposes of any provision contained herein and required by the TIA, each other Obligor on the Securities.

      "Company Request", "Request of the Company", "Company Order" or "Order of the Company" means a written request or order signed in the name of the Company by an Officer and delivered to the Trustee.

      "Custodian" means any receiver, trustee, assignee, liquidator, custodian or similar official under any Bankruptcy Law.

      "Default" means any event which is, or after notice or passage of time or both would be, an Event of Default as more fully described in Section 5.01 of this Indenture.

      "Discount Security" means any Security which provides for an amount less than the principal amount thereof to be due and payable upon a declaration of acceleration of the maturity thereof pursuant to Section 5.02.

      "Exchange Act" means the Securities Exchange Act of 1934, as amended.

      "Holder" or "Securityholder" means the person in whose name a Security is registered in the Security Register.

      "Indenture" means this Indenture, as originally executed and delivered and as it may from time to time be amended or supplemented by one or more indentures or other instruments supplemental hereto entered into pursuant to the applicable provisions hereof and shall include the terms of a particular series of Securities established as contemplated by Section 2.01.

      "Interest Payment Date" means the date specified in the Securities as the fixed date on which interest is due and payable.

      "Officer" means the Chairman of the Board, the President, any Vice President, the Treasurer, the Secretary, the Controller, any Assistant Treasurer, any Assistant Secretary, any

Assistant Controller, or any officer, agent or attorney-in-fact of the Company designated by Board Resolution or the Bylaws or named in an Officer's Certificate.

      "Officer's Certificate" means a certificate signed by an Officer.

      "Opinion of Counsel" means a written opinion from legal counsel, who may be an employee of or counsel to the Company (or any Subsidiary or Affiliate) or other counsel acceptable to the Trustee.

      "Place of Payment" when used with respect to the Securities of any series, means the place or places, specified as contemplated by Section 2.01 or the fourth paragraph of Section 2.03 in the Terms of such Securities, at which principal of and premium, if any, and interest, if any, on the Securities of such series are payable.

      "SEC" means the Securities and Exchange Commission, as from time to time constituted, created under the Securities Exchange Act of 1934, as amended, or, if at any time after the date of the execution and delivery of this Indenture such Commission is not existing and performing the duties now assigned to it under the TIA, then the body, if any, performing such duties at such time.

      "Securities" means any unsecured debentures, notes or other evidences of indebtedness issued under this Indenture.

      "Subsidiary" means a corporation or limited liability company of which a majority of the capital stock, having voting power under ordinary circumstances to elect directors, is owned by the Company and/or one or more Subsidiaries.

      "Terms" means the maturity date, interest rate or method of determining the interest rate, interest payment dates, redemption provisions (optional or mandatory) and any other terms of any Securities established pursuant to Sections 2.01 and 2.03.

      "TIA" means, as of any time, the Trust Indenture Act of 1939, or any successor statute, as in effect at such time.

      "Trustee" means the party named as such in this Indenture until a successor replaces it and, thereafter, means the successor.

      "Trust Officer" means any officer of the Trustee assigned by the Trustee to administer its corporate trust matters.

      "U.S. Government Obligations" means (a) direct obligations of, or obligations the principal of and interest on which are unconditionally guaranteed by, the United States entitled to the benefit of the full faith and credit thereof; and (b) certificates, depository receipts or other instruments which evidence a direct ownership interest in obligations described in clause
(a)
above or in any specific interest or principal payments due in the respect thereof; provided, however, that the custodian of such obligations or specific interest or principal payments shall be a bank or trust company (which may include the Trustee or any Paying Agent) subject to federal or state supervision or examination with a combined capital and surplus of at least $50,000,000; and provided, further, that except as may be otherwise required by law, such custodian shall be obligated to pay to the holders of such certificates, depository receipts or other instruments the full amount received by such custodian in respect of such obligations or specific payment and shall not be permitted to make any deduction therefrom.

SECTION 1.02. Other Definitions

Term                                                                     Section
----                                                                     -------

"Act" .................................................................... 12.04
"Commission ..............................................................  1.03
"Event of Default" .......................................................  5.01
"Legal Holiday" .......................................................... 12.09
"Mandatory Sinking Fund Payment" ......................................... 10.01
"Notice of Default" ......................................................  5.01
"Obligor" ................................................................  1.03
"Optional Sinking Fund Payment" .......................................... 10.01
"Paying Agent" ...........................................................  2.05
"Registrar" ..............................................................  2.05
"Security Register" ......................................................  2.05
"Security Registrar" .....................................................  2.05

SECTION 1.03. Incorporation by Reference of Trust Indenture Act

      Whenever this Indenture refers to a provision of the TIA or a provision of the TIA provides that an indenture to be qualified thereunder shall be deemed to include such provision, the provision is incorporated by reference in and made a part of this Indenture. The following TIA terms used in this Indenture have the following meanings as if fully set forth herein and in any supplement hereto:

      "Commission" means the SEC.

      "Obligor" on the Securities means the Company and any other obligor on the Securities.

      All other TIA terms used in this Indenture that are defined by the TIA, defined by TIA reference to another statute or defined by Commission rule have the meanings assigned to them by such definitions.

SECTION 1.04. Rules of Construction

Unless the context otherwise requires:

      (1)   a term has the meaning assigned to it;

      (2) an accounting term not otherwise defined has the meaning assigned to it in accordance with generally accepted accounting principles in the United States as in effect from time to time provided, the term "generally accepted accounting principles" with respect to any computation required or permitted hereunder shall mean such accounting principles as are generally accepted in the United States at the date of such computation or, at the election of the Company from time to time, at the date of the execution and delivery of this Indenture; provided, however, that in determining generally accepted accounting principles applicable to the Company, effect shall be given, to the extent required, to any order, rule or regulation of any administrative agency, regulatory authority or other governmental body having jurisdiction over the Company;

      (3) any term used herein without definition which is defined in the Uniform Commercial Code as in effect in any jurisdiction in which any property of the Company is located shall have the meanings assigned to it therein with respect to such property;

      (4)   "including" means including, without limitation;

      (5) "person" means any individual, corporation, partnership, limited liability partnership, limited liability company, joint venture, association, joint-stock company, trust, unincorporated organization, government or any agency or political subdivision thereof or any other entity.

      (6)   "or" is not exclusive;

      (7) the words "herein," hereof" and "hereunder" and other words of similar import refer to this Indenture as a whole and not to any particular Article, Section or other subdivision;

      (8) words in the singular include the plural and words in the plural include the singular; and

      (9) the principal amount of any non-interest bearing or other discount security at any date shall be the principal amount thereof that would be shown on a balance sheet of the issuer dated such date prepared in accordance with generally accepted accounting principles and accretion of principal on such security shall not be deemed to be the issuance of Securities.

                                    ARTICLE 2

                                 THE SECURITIES


SECTION 2.01. Amount; Issuable in Series

      The aggregate principal amount of Securities which may be authenticated and delivered under this Indenture is unlimited.

      The Securities may be issued in one or more series and Securities of the same series may have different Terms. There shall be established in a Board Resolution or a supplemental indenture or in an Officer's Certificate pursuant to a Board Resolution or supplemental indenture, prior to the issuance of Securities of any series, except as contemplated by the fourth paragraph of
Section 2.03:

      (1) the title of the Securities of the series (which shall distinguish the Securities of the series from all Securities of other series);

      (2) any limit upon the aggregate principal amount of the Securities of the series which may be authenticated and delivered under this Indenture (except for Securities authenticated and delivered upon registration of transfer of, or in exchange for, or in lieu of, other Securities of the series pursuant to Sections 2.04, 2.08, 2.09, 8.05 and 9.07);

      (3) the date or dates on which the principal and premium, if applicable, of any of the Securities of the series are payable or the method of determination thereof;

      (4) the rate or rates (including the rate or rates at which overdue principal shall bear interest, if different from the rate or rates at which such Securities shall bear interest prior to maturity, and, if applicable, the rate or rates at which overdue premium or interest shall bear interest, if any), or the method of determination thereof, at which any of the Securities of the series shall bear interest, if any, the date or dates from which such interest shall accrue, the Interest Payment Dates on which such interest shall be payable and the regular record date for the interest payable on any Interest Payment Date;

      (5) the place or places where the principal of and premium, if any, and interest, if any, on any of the Securities of the series shall be payable and the office or agency for the Securities of the series maintained by the Company pursuant to Section 2.05;

      (6) the period or periods within which, the price or prices at which and the terms and conditions upon which any of the Securities of the series may be redeemed, in whole or in part, at the option of the Company;

      (7) the terms of any sinking fund and the obligation, if any, of the Company to redeem or purchase Securities of the series pursuant to any sinking fund or analogous provisions or at the option of a Holder thereof and the period or periods within which or the date or dates on which, the price or prices at which and the terms and conditions upon which Securities of the series shall be redeemed or purchased, in whole or in part;

      (8) if other than denominations authorized by Section 2.02, the denominations in which the Securities of the series shall be issuable;

      (9) if other than the principal amount thereof, the portion of the principal amount of any of the Securities of the series which shall be payable upon declaration of acceleration of the maturity thereof pursuant to Section 5.02;

      (10) any deletions or modifications of or additions to the Events of Default set forth in Section 5.01, or covenants of the Company set forth in Article 3, to be in effect so long as any Securities of the series remain outstanding;

      (11) the currency or currencies, including composite currencies, in which payment of the principal of and premium, if any, and interest, if any, on the Securities of such series shall be payable (if other than in U.S. dollars) and the formulary or other method or other means by which the equivalent or any such amount in U.S. dollars is to be determined for any purpose, including for the purpose of determining the principal amount of such Securities deemed to be outstanding as any time;

      (12) if the principal of or premium, if any, or interest, if any, on the Securities of such series, are to be payable, at the election of the Company or a Holder thereof, in a coin or currency other than that in which the Securities are stated to be payable, the period or periods within which, and the terms and conditions upon which, such election may be made;

      (13) if the principal of or premium, if any, or interest, if any, on the Securities of such series are to be payable, or are to be payable at the election of the Company or a Holder thereof, in securities or other property, the type and amount of such securities or other property, or the formulary or other method or other means by which such amount shall be determined, and the period or periods within which, and the terms and conditions upon which, any such election may be made;

      (14) if the amount payable in respect of the principal of or premium, if any, or interest, if any, on the Securities of such series may be determined with reference to an index or other fact or event ascertainable outside of this Indenture, the manner in which such amounts shall be determined (to the extent not established pursuant to clause (4) of this paragraph);

      (15)  the forms of the Securities of the series;

      (16) any exceptions to Section 12.09 or variation in the definition of Business Day, with respect to the Securities of such series, except any variations which would eliminate reference to Delaware and North Carolina in Section 12.09;

      (17)  whether the Securities of the series shall be issued in whole or in part in the form of one or more global Securities and, in such case,
            (i) the depository for such global Security or Securities, (ii) any limitations on the rights of the Holder or Holders of such Securities to transfer or exchange the same or to obtain the registration of transfer thereof, (iii) any limitations on the rights of the Holder or Holders thereof to obtain certificates therefor in definitive form in lieu of temporary form and (iv) any and all other matters incidental to such Securities;

      (18) to the extent not established pursuant to clause (17) of this paragraph, any limitation on the rights of Holders of Securities of such series to transfer or exchange such Securities or to obtain the registration of transfer thereof; and if a service charge will be made for the registration of transfer or exchange of Securities of such series, the amount or terms thereof;

      (19) if Securities of the series are to be convertible into other securities, the Terms of such conversion; and

      (20) any other Terms of any of the Securities of the series; provided, however, that any provision in any such Board Resolution, supplemental indenture, or Officer's Certificate, or in or pursuant to any Company Order in accordance with Section 2.03, that affects any right, power, authority, duty, benefit, protection, privilege, immunity, or indemnity of the Trustee shall not be binding on the Trustee unless the Trustee shall have consented thereto in writing (such consent not to be unreasonably delayed or withheld);

      All Securities of any one series shall be substantially identical except as to denomination and other Terms as provided in or pursuant to the Board Resolution or supplemental indenture or the Officer's Certificate referred to above, or the Company Order contemplated by the fourth paragraph of Section 2.03.

      At the option of the Company, interest on any series that bears interest may be paid by mailing a check to the address of, or making a wire transfer to the account of, any Holder as such address shall appear in the register maintained pursuant to Section 2.05.

      The Securities may have notations, legends or endorsements required by law, stock exchange rule, agreements to which the Company is subject, if any, or usage (provided that any such notation, legend or endorsement is in a form acceptable to the Company).

      If any of the Terms of the series are established by action taken pursuant to a Board Resolution, except as to those contemplated by the fourth paragraph of Section 2.03, a copy of an appropriate record of such action together with such Board Resolution shall be certified by the Secretary or an Assistant Secretary of the Company and delivered to the Trustee at or prior to the delivery of the instrument setting forth the Terms of the series.

SECTION 2.02. Denominations

      The Securities of each series shall be issuable in such denominations as shall be specified as contemplated by Section 2.01. In the absence of any such provisions with respect to the Securities of any series, the Securities of such series shall be issuable in denominations of $1,000 and in any integral multiple thereof. Securities of each series shall be numbered, lettered or otherwise distinguished in such manner in accordance with such plan as the Officers of the Company executing the same may determine with the approval of the Trustee.

SECTION 2.03. Execution, Authentication and Delivery

      One Officer shall sign the Securities for the Company by manual or facsimile signature. The Company's seal shall be impressed, affixed, imprinted or reproduced on the Securities and may be in facsimile form.

      If an Officer whose signature is on a Security no longer holds that office at the time the Trustee authenticates the Security, the Security shall be valid nevertheless.

      A Security shall not be valid until an authorized signatory of the Trustee manually signs the certificate of authentication on the Security. The signature shall be conclusive evidence that the Security has been authenticated under this Indenture.

      At any time after the execution and delivery of this Indenture, the Company may execute and deliver to the Trustee Securities of any series executed on behalf of the Company by an Officer, together with the instrument or instruments establishing the form or forms and Terms of such series and a Company Order for the authentication and delivery of such Securities, and the Trustee in accordance with the Company Order shall authenticate and deliver such Securities; provided that, if all Securities of a series are not to be originally issued at one time, the Trustee shall authenticate and deliver Securities of such series for original issue from time to time in the aggregate principal amount established for such series pursuant to such procedures acceptable to the Trustee as may be specified from time to time by Company Order. The maturity date, original issuance date, interest rate and any other Terms of the Securities of such series shall be determined by or pursuant to such Company Order and procedures. If provided for in such procedures, such Company Order may authorize authentication and delivery pursuant to oral or electronic instructions from the Company or its duly authorized agents, which instructions, if given orally, shall be promptly confirmed in writing.

      If the forms or Terms of the Securities of the series have been established as permitted by Section 2.01 or the fourth paragraph of Section 2.03, prior to and as a condition to authenticating such Securities, and accepting the additional responsibilities under this Indenture in relation to such Securities, the Trustee shall be entitled to receive, and (subject to Section 6.01) shall be fully protected in relying upon, an Opinion of Counsel stating:

      (a) that such forms and Terms have been duly authorized by the Company and have been established in conformity with the provisions of this Indenture; and

      (b) that such Securities, when authenticated and delivered by the Trustee and issued and delivered by the Company in the manner and subject to any conditions specified in such Opinion of Counsel, will constitute valid and legally binding obligations of the Company, entitled to the benefits of the Indenture and enforceable against the Company in accordance with their terms, subject, as to enforceability, to such exceptions with respect to laws or principles of equity relating to or affecting generally the enforcement of creditors' rights.

      If such forms or Terms have been so established, the Trustee shall not be required to authenticate such Securities if the issue of such Securities pursuant to this Indenture will affect the Trustee's own rights, duties, powers, authority, benefits, protections, privileges, indemnities or immunities under the Securities and this Indenture or otherwise in a manner which is not reasonably acceptable to the Trustee.

      Notwithstanding the provisions of Section 2.01 and of the second preceding paragraph, if all Securities of a series are not to be originally issued at one time, it shall not be necessary to deliver the Officer's Certificate, Board Resolution or supplemental indenture otherwise required pursuant to Section 2.01 or the Company Order otherwise required pursuant to the third preceding paragraph, or the Opinion of Counsel otherwise required pursuant to such second preceding paragraph at or prior to the time of authentication of each Security of such series if such documents are delivered at or prior to the authentication upon original issuance of the first Security of such series to be issued (provided that such Opinion of Counsel addresses the authentication and delivery of all Securities of such series); and that, in lieu of the opinion described in
(b) above, the Opinion of Counsel may state:

      (x) when the Terms of such Securities shall have been established pursuant to a Company Order or Orders or pursuant to such procedures as may be specified from time to time by a Company Order or Orders, all as contemplated by and in accordance with the instrument or instruments delivered to the Trustee as required by the procedures set forth above, such terms will have been duly authorized by the Company and will have been established in conformity with the provisions of the Indenture; and

      (y) when such Securities shall have been authenticated and delivered by the Trustee in accordance with this Indenture and the Company Order or Orders or the specified procedures referred to in paragraph (x) above and issued and delivered by the Company in the manner and subject to any conditions specified in such Opinion of Counsel, such Securities will constitute valid obligations of the Company, entitled to the benefits provided by the Indenture.

SECTION 2.04. Temporary Securities.

      Pending the preparation of definitive Securities of any series, the Company may execute, and upon Company Order the Trustee shall authenticate and deliver, temporary Securities which are printed, lithographed, typewritten, mimeographed or otherwise produced, in any authorized denomination, substantially of the tenor of the definitive Securities in lieu of which they are issued, in registered form and with such appropriate insertions, omissions, substitutions and other variations as the Officers executing such Securities may determine, as evidenced conclusively by their execution of such Securities. Such temporary Securities may be in global form.

      Except as otherwise specified as contemplated by Section 2.01 or the fourth paragraph of Section 2.03, if temporary Securities of any series are issued, the Company will cause definitive Securities of that series to be prepared without unreasonable delay. After the preparation of definitive Securities of such series, the temporary Securities of such series shall be exchangeable for definitive Securities of such series upon surrender of the temporary Securities of such series at the office or agency of the Company maintained pursuant to Section 2.05 for the purpose of exchanges of Securities of such series, without charge to the Holder. Upon surrender for cancellation of any one or more temporary Securities of any series the Company shall execute and the Trustee upon Company Order shall authenticate and deliver in exchange therefor a like aggregate principal amount of definitive Securities of the same series and of like tenor or authorized denominations and having the same Terms and conditions.

      Until exchanged in full as hereinabove provided, the temporary Securities of any series shall in all respects be entitled to the same benefits under this Indenture as definitive Securities of the same series and of like tenor authenticated and delivered hereunder.

SECTION 2.05. Security Registrar and Paying Agent

      The Company shall cause to be kept in an office or agency, with respect to the Securities of each series, a register (all registers kept in accordance with this Section being collectively referred to as the "Security Register") in which, subject to such reasonable regulations as it may prescribe, the Company shall provide for the registration of Securities of such series and the registration of transfers and exchanges thereof. The Company shall designate one Person to maintain the Security Register for the Securities of each series, and such Person is referred to herein, with respect to such series, as the "Security Registrar."

      Anything herein to the contrary notwithstanding, the Company may designate one or more of its offices as an office in which a Security Register with respect to the Securities of one or more series shall be maintained, and the Company may designate itself the Security Registrar with respect to one or more of such series. The Security Register shall be open for inspection by the Trustee and the Company at all reasonable times. The Company shall also maintain an office or agency where Securities may be presented for payment (the "Paying Agent").

      The Company initially appoints the Trustee as Security Registrar and Paying Agent in connection with the Securities. All rights, benefits, privileges, protections, immunities and indemnities of the Trustee shall apply to Trustee in its capacity as Security Registrar and Paying Agent.

SECTION 2.06. Paying Agent To Hold Money in Trust

      On or prior to each due date of the principal of and premium, if any, and interest, if any, on any Security, the Company shall deposit with the Paying Agent a sum sufficient to pay such principal and premium or interest when so becoming due. The Company shall require each Paying Agent (other than the Company or the Trustee) to agree in writing that the Paying Agent shall hold in trust for the benefit of Securityholders or the Trustee all money held by the Paying Agent for the payment of such principal, premium or interest on the Securities and shall notify the Trustee of any default by the Company (or any other obligor on such Securities) in making any such payment. The Company also shall promptly notify the Trustee of any failure by the Company (or any other obligor on such Securities) to make any payment of principal of or premium, if any, or interest, if any, on such Securities. If the Company or any Subsidiary or Affiliate of the Company acts as Paying Agent, it shall segregate the money held by it as Paying Agent and hold it as a separate trust fund for the benefit of the Securityholder. The Company at any time may require a Paying Agent to pay all money held by it to the Trustee and to account for any funds disbursed by the Paying Agent. Upon complying with this Section, the Paying Agent shall have no further liability for the money delivered to the Trustee.

      Subject to applicable laws, any money deposited with the Trustee or any Paying Agent, or then held by the Company, in trust for the payment of the principal of and premium, if any, or interest, if any, on any Security and remaining unclaimed for two years after such principal and premium, if any, or interest, if any, has become due and payable shall be paid to the Company on Company Request, or, if then held by the Company, shall be discharged from such trust; and, upon such payment or discharge, the Holder of such Security shall, as an unsecured general creditor and not as the Holder of an outstanding Security, look only to the Company for payment of the amount so due and payable and remaining unpaid, and all liability of the Trustee or such Paying Agent with respect to such trust money, and all liability of the Company as trustee thereof, shall thereupon cease; provided, however, that the Trustee or such Paying Agent, before being required to make any such payment to the Company, may at the expense of the Company cause to be mailed, on one occasion only, notice to such Holder that such money remains unclaimed and that, after a date specified therein, which shall not be less than thirty (30) days from the date of such mailing, any unclaimed balance of such money then remaining will be paid to the Company.

SECTION 2.07. Securityholder Lists

      Semiannually, not later than June 30 and December 31 in each year, commencing June 30, 1999, and within 30 days of such other times as the Trustee may request in writing, the Company shall furnish or cause to be furnished to the Trustee information as to the names and addresses of the Holders, as of a date no more than fifteen (15) days prior to the date such information is so furnished, and the Trustee shall preserve such information and similar information received by it in any other capacity and afford to the Holders access to information so preserved by it, all to such extent, if any, and in such manner as shall be required by the TIA; provided, however, that no such list need be furnished so long as the Trustee shall be the Security Registrar.

SECTION 2.08. Transfer and Exchange

      Except as otherwise specified as contemplated by Section 2.01 or the fourth paragraph of Section 2.03 with respect to the Securities of any series, upon presentment for registration of transfer of any Security at the office or agency of the Company in a Place of Payment for such series, the Company shall execute, and the Trustee upon Company Order shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new Securities of the same series, of authorized denominations and of like tenor and aggregate principal amount.

      Except as otherwise specified, as contemplated by Section 2.01 or the fourth paragraph of Section 2.03 with respect to the Securities of any series, any Security of such series may be exchanged at the option of the Holder, for one or more new Securities of the same series, of authorized denominations and of like tenor and aggregate principal amount, upon presentment of the Securities to be exchanged at any such office or agency. Whenever any Securities are so presented for exchange, the Company shall execute, and the Trustee upon Company Order shall authenticate and deliver, the Securities which the Holder making the exchange is entitled to receive.

      All Securities delivered upon any registration of transfer or exchange of Securities shall be valid obligations of the Company, evidencing the same debt, and entitled to the same benefits under this Indenture, as the Securities surrendered upon such registration of transfer or exchange.

      Every Security presented for registration of transfer or for exchange shall (if so required of the Company, the Trustee or the Security Registrar) be duly endorsed or shall be accompanied by a written instrument of transfer in form satisfactory to the Company, the Trustee or the Security Registrar, as the case may be, duly executed by the Holder thereof or his attorney duly authorized in writing.

      Unless otherwise specified as contemplated by Section 2.01 or the fourth paragraph of Section 2.03 with respect to Securities of any series, no service charge shall be made for any registration of transfer or exchange of Securities, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any registration or transfer or exchange of Securities, other than exchanges pursuant to Section 2.04, 8.05 or 9.07 not involving any transfer.

      The Company shall not be required to execute or to provide for the registration of transfer of or the exchange of (a) Securities of any series during a period of 15 days immediately preceding the date of the mailing of any notice of redemption of such Securities called for redemption or (b) any Security so selected for redemption in whole or in part, except the unredeemed portion of any Security being redeemed in part.

      Prior to the due presentation for registration of transfer of any Security, the Company, the Trustee, the Paying Agent or the Security Registrar may deem and treat the person in whose name a Security is registered as the absolute owner of such Security for the purpose of receiving payment of principal of and premium, if any, and interest, if any, on such Security and for all other purposes whatsoever, whether or not such Security is overdue, and none of the Company, the Trustee, the Paying Agent or the Security Registrar shall be affected by notice to the contrary.

SECTION 2.09. Mutilated, Destroyed, Lost and Stolen Securities

      If any mutilated Security is surrendered to the Trustee, the Company shall execute and the Trustee upon Company Order shall authenticate and deliver in exchange therefor a new Security of the same series, and of like tenor and principal amount and bearing a number not contemporaneously outstanding.

      If there shall be delivered to the Company and the Trustee (a) evidence to their satisfaction of the ownership of and the destruction, loss or theft of any Security and (b) such security or indemnity as may be reasonably required by them to save each of them and any agent of either of them harmless, then, in the absence of notice to the Company or the Trustee that such Security is held by a person purporting to be the owner of such Security, the Company shall execute and the Trustee shall authenticate and deliver, in lieu of any such destroyed, lost or stolen Security, a new Security of the same series and Tranche, and of like tenor and principal amount and bearing a number not contemporaneously outstanding.

      Notwithstanding the foregoing, in case any such mutilated, destroyed, lost or stolen Security has become or is about to become due and payable, the Company in its discretion may, but subject to compliance with the foregoing conditions, instead of issuing a new Security, pay such Security.

      Upon the issuance of any new Security under this Section, the Company may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other reasonable expenses (including the fees and expenses of the Trustee) connected therewith.

      Every new Security of any series issued pursuant to this Section in lieu of any destroyed, lost or stolen Securities shall constitute an additional contractual obligation of the Company, whether or not the destroyed, lost or stolen Security shall be at any time enforceable by anyone other than the Holder of such new Security, and any such new Security shall be entitled to all the benefits of this Indenture equally and proportionately with any and all other Securities of such series duly issued hereunder.

      The provisions of this Section are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities.

SECTION 2.10. Outstanding Securities

      Securities outstanding at any time are all Securities authenticated by the Trustee except for those canceled by it, those delivered to it for cancellation and those described in this Section as not outstanding. A Security does not cease to be outstanding because the Company or an Affiliate of the Company holds the Security.

      If a Security is replaced pursuant to Section 2.09, it ceases to be outstanding unless the Trustee and the Company receive proof satisfactory to them that the replaced Security is held by a bona fide purchaser.

      If the Paying Agent segregates and holds in trust, in accordance with this Indenture, on a redemption date or maturity date money sufficient to pay all principal, premium (if applicable) and interest payable on that date with respect to the Securities to be redeemed or maturing, as the case may be, and the Paying Agent is not prohibited from paying such money to the Securityholders on that date pursuant to the terms of this Indenture, then on and after that date such Securities cease to be outstanding and interest on them ceases to accrue.

      In determining whether the Holders of the requisite principal amount of outstanding Securities have given any request, demand, authorization, direction, notice, consent or waiver hereunder the principal amount of a Discount Security that shall be deemed to be outstanding for such purposes shall be the amount of the principal thereof that would be due and payable as of the date of such determination upon a declaration of acceleration of the maturity thereof pursuant to Section 5.02.

SECTION 2.11. Cancellation

      The Company at any time may deliver Securities to the Trustee for cancellation. The Security Registrar and the Paying Agent shall forward to the Trustee any Securities surrendered to them for registration of transfer, exchange or payment. The Trustee and no one else shall cancel and destroy (subject to the record retention requirements of the Exchange Act) all Securities surrendered for registration of transfer, exchange, payment or cancellation and deliver a certificate of such destruction to the Company unless the Company directs the Trustee to deliver canceled Securities to the Company. The Company may not issue new Securities to replace Securities it has redeemed, paid or delivered to the Trustee for cancellation.

SECTION 2.12. Default Interest

      If the Company defaults in a payment of interest on the Securities, the Company shall pay defaulted interest (plus interest on such defaulted interest to the extent lawful at the rate or rates prescribed therefor in the Securities) in any lawful manner. The Company may also pay the defaulted interest to the persons who are Securityholders on a subsequent special record date, which date shall be at least five Business Days prior to the payment date in which case the Company shall fix or cause to be fixed any such special record date and payment date, and, at least 15 days before any such special record date, the Company shall mail to each Securityholder a notice that states the special record date, the payment date and the amount of defaulted interest to be paid.

SECTION 2.13. Computation of Interest

      Except as otherwise specified, as contemplated by Section 2.01 or the fourth paragraph of Section 2.03 for Securities of any series, interest on the Securities of each series shall be computed on the basis of a three hundred sixty (360) day year consisting of twelve (12) thirty (30) day months and, with respect to any period less than a full calendar month, on the basis of the actual number of days elapsed during such period.


                                    ARTICLE 3

                                    COVENANTS

SECTION 3.01. Payment of Securities

      The Company shall promptly pay the principal of and premium, if any, and interest, if any, on the Securities on the dates and in the manner provided in the Securities and in this Indenture. Principal and any premium or interest shall be considered paid on the date due if on such date the Trustee or the Paying Agent holds in accordance with this Indenture money sufficient to pay all principal and any premium or interest then due and the Trustee or the Paying Agent, as the case may be, is not prohibited from paying such money to the Securityholders on that date pursuant to the terms of this Indenture.

SECTION 3.02. SEC Reports

      The Company shall file with the Trustee, within 30 days after it files them with the SEC, copies of its annual report and of the information, documents and other reports (or copies of such portions of any of the foregoing as the SEC may by rules and regulations prescribe) which the Company is required to file with the SEC pursuant to Section 13 or 15(d) of the Exchange Act. The Company shall also comply with the other provisions of TIA Section 314(a)(1),(2) and
(3).

SECTION 3.03. Compliance Certificate

      The Company shall deliver to the Trustee within 120 days after the end of each fiscal year of the Company a certificate from its principal executive officer, principal financial officer or principal accounting officer stating that in the course of the performance by such signer of his duties as an officer of the Company he would normally have knowledge of any Default by the Company or any noncompliance with the conditions and covenants under the Indenture and whether or not he knows of any Default or any such noncompliance that occurred during such period. If such officer does, the certificate shall describe the Default or non-compliance, its status and what action the Company is taking or proposes to take with respect thereto. For purposes of this Section 3.03, such noncompliance shall be determined without regard to any period of grace or requirement of notice provided under this Indenture.


                                    ARTICLE 4

                                SUCCESSOR COMPANY

SECTION 4.01. When Company May Merge or Transfer Assets

      The Company shall not consolidate, convert or merge with or into, or convey or otherwise transfer, or lease, its assets as an entirety (or substantially as an entirety) to, any person, unless:

      (i) the resulting, surviving or transferee person (if not the Company) shall be a person organized and existing under the laws of the United States of America, any State thereof or the District of Columbia and shall expressly assume, by an indenture supplemental hereto, executed and delivered to the Trustee, in form reasonably satisfactory to the Trustee, all the obligations of the Company under the Securities and this Indenture;

      (ii) immediately after giving effect to such transaction no Default shall have occurred and be continuing; and

      (iii) the Company shall have delivered to the Trustee an Officer's Certificate and an Opinion of Counsel, each stating that such consolidation, conversion, merger, conveyance, transfer, or lease and such supplemental indenture comply with this Indenture.

SECTION 4.02. Successor Entity Substituted

      Upon any consolidation by the Company with or merger by the Company into any other person or any conveyance or other transfer, of the assets of the Company as an entirety (or substantially as an entirety) in accordance with
Section 4.01, the successor person formed by such consolidation or into which the Company is merged or to which such conveyance or other transfer, is made shall succeed to, and be substituted for, and may exercise every right and power of, the Company under this Indenture with the same effect as if such successor person had been named as the Company herein, and thereafter, the predecessor entity shall be relieved of all obligations and covenants under this Indenture and the Securities.

SECTION 4.03. Limitation

      Nothing in this Indenture shall be deemed to prevent or restrict: (a) any consolidation or merger after the consummation of which the Company would be the surviving or resulting entity or any conveyance or other transfer, or lease of any part of the properties of the Company which does not constitute the entirety, or substantially the entirety, thereof; or (b) the approval by the Company of, or the consent by the Company to, any consolidation or merger to which any Subsidiary (or any other subsidiary or affiliate of the Company) may be a party or any conveyance, transfer or lease by any Subsidiary (or any such other subsidiary or affiliate) of any of its assets.

                                    ARTICLE 5

                              DEFAULTS AND REMEDIES

SECTION 5.01. Events of Default

      An "Event of Default" occurs if:

    (1) the Company defaults in any payment of interest on any Security when the same becomes due and payable and such default continues for a period of 30 days;

    (2) the Company defaults in the payment of the principal of or premium, if any, on any Security when the same becomes due and payable at its stated maturity, upon declaration or otherwise;

    (3) the Company fails to comply with any of its agreements in the Securities or this Indenture (other than those referred to in (1) or (2) above) and such failure continues for 60 days after receipt of the notice specified below;

    (4)   the Company pursuant to or within the meaning of any Bankruptcy Law:

          (a)   commences a voluntary case;

          (b) consents to the entry of an order for relief against it in an involuntary case;

          (c) consents to the appointment of a Custodian of it or for any substantial part of its property; or

          (d)   makes a general assignment for the benefit of its creditors; or

    (5) a court of competent jurisdiction enters an order or decree under any Bankruptcy Law that:

      (a)   is for relief against the Company in an involuntary case;

      (b) appoints a Custodian of the Company or for any substantial part of its property; or

      (c)   orders the winding up or liquidation of the Company;

and the order or decree remains unstayed and in effect for 60 days.

      A Default under clause (3) is not an Event of Default until the Trustee or the Holders of at least 33% in principal amount of the outstanding Securities notify the Company of the Default and the Company does not cure such Default within the time specified after receipt of such Notice. Such Notice must specify the Default, demand that it be remedied and state that such notice is a "Notice of Default".

      The Company shall deliver to the Trustee, within 30 days after the occurrence thereof, written notice in the form of an Officer's Certificate of any event which with the giving of notice and the lapse of time would become an Event of Default under clause (3), its status and what action the Company is taking or proposes to take with respect thereto.

SECTION 5.02. Acceleration

      If an Event of Default (other than an Event of Default specified in Section 5.01(4) or (5)) occurs and is continuing, the Trustee by notice to the Company, or the Holders of at least 33% in aggregate principal amount of the outstanding Securities by notice to the Company and the Trustee, may declare the principal amount (or, in connection with Discount Securities, such portion of the principal amount as may be specified in the terms of such Securities) of all the outstanding Securities, together with premium, if any, and accrued interest to be due and payable. Upon such a declaration, such principal (or portion thereof), together with premium, if any, and accrued interest shall be due and payable immediately. If an Event of Default specified in Section 5.01(4) or (5) occurs and is continuing, the principal of, and premium, if any, and interest on all the Securities shall ipso facto become and be immediately due and payable without any declaration or other act on the part of the Trustee or any Securityholders. If all existing Events of Default have been cured or waived, except nonpayment of principal, premium or interest that has become due solely because of acceleration, any such acceleration and its consequences shall be automatically rescinded unless such rescission would conflict with any judgment or decree. No such rescission shall affect any subsequent Default or impair any right consequent thereto.

SECTION 5.03. Other Remedies

      If an Event of Default occurs and is continuing, the Trustee may pursue any available remedy to collect the payment of principal of and premium, if any, or interest on the Securities or to enforce the performance of any provision of the Securities or this Indenture.

      The Trustee may maintain a proceeding even if it does not possess any of the Securities or does not produce any of them in the proceeding. A delay or omission by the Trustee or any Securityholder in exercising any right or remedy accruing upon an Event of Default shall not impair the right or remedy or constitute a waiver of or acquiescence in the Event of Default. No remedy is exclusive of any other remedy. All available remedies are cumulative.

SECTION 5.04. Waiver of Past Defaults

      The Holders of a majority in principal amount of the outstanding Securities by notice to the Trustee may waive an existing Default and its consequences except (1) a Default in the payment of the principal of, or premium, if any, or interest on a Security or (2) a Default in respect of a provision that under Section 8.02 cannot be amended without the consent of each Securityholder affected. When a Default is waived, it is deemed cured, but no such waiver shall extend to any subsequent or other Default or impair any consequent right.

SECTION 5.05. Control by Majority

      If an Event of Default shall have occurred and be continuing, the Holders of a majority in principal amount of the outstanding Securities may direct the time, method and place of conducting any proceeding for any remedy available to the Trustee or of exercising any trust or power conferred on the Trustee. However, the Trustee may refuse to follow any direction that conflicts with law or this Indenture or, subject to Section 6.01, that the Trustee determines is unduly prejudicial to the rights of other Securityholders or would involve the Trustee in personal liability; provided, however, that the Trustee may take any other action deemed proper by the Trustee that is not inconsistent with such direction. Prior to taking any action hereunder, the Trustee shall be entitled to indemnification satisfactory to it in its sole discretion against all losses and expenses caused by taking or not taking such action.

SECTION 5.06. Limitation on Suits

      A Securityholder may not pursue any remedy with respect to this Indenture or the Securities unless:

      (1) the Holder gives to the Trustee written notice stating that an Event of Default is continuing;

      (2) the Holders of at least 33% in Principal Amount of the outstanding Securities make a written request to the Trustee to pursue the remedy;

      (3) such Holder or Holders offer to the Trustee reasonable security or indemnity against any loss, liability or expense incurred in compliance with such request;

      (4) the Trustee does not comply with the request within 60 days after receipt of the request and the offer of security or indemnity; and

      (5) the Holders of a majority of principal amount of the outstanding Securities do not give the Trustee a direction inconsistent with the request during such 60-day period.

      A Securityholder may not use this Indenture to prejudice the rights of another Securityholder or to obtain a preference or priority over another Securityholder.

SECTION 5.07. Rights of Holders To Receive Payment

      Notwithstanding any other provision of this Indenture, the right of any Holder to receive payment of principal of and premium, if any, and interest, if any, on the Securities held by such Holder, on or after the respective due dates expressed in the Securities (or, in the case of redemption, on the redemption date), or to bring suit for the enforcement of any such payment on or after such respective dates, shall not be impaired or affected without the consent of such Holder.

SECTION 5.08. Collection Suit by Trustee

      If an Event of Default specified in Section 5.01(1) or (2) occurs and is continuing, the Trustee may recover judgment in its own name and as trustee of an express trust against the Company for the whole amount of principal and premium, if any, and interest remaining unpaid (together with interest on such unpaid interest, to the extent lawful) and the amounts provided for in Section 6.07.

SECTION 5.09. Trustee May File Proofs of Claim

      The Trustee may file such proofs of claim and other papers or documents as may be necessary or advisable in order to have the claims of the Trustee and the Securityholders allowed in any judicial proceedings relative to the Company, its creditors or its property, and to collect and receive any money or other property payable or deliverable on any such claims and to distribute the same and, unless prohibited by law or applicable regulations, may vote on behalf of the Holders in any election of a trustee in bankruptcy or other person performing similar functions, and any Custodian in any such judicial proceeding is hereby authorized by each Holder to make payments to the Trustee and, in the event that the Trustee shall consent to the making of such payments directly to the Holders, to pay to the Trustee any amount due it for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and its counsel, and any other amounts due the Trustee under Section 6.07.

      Nothing herein contained shall be deemed to authorize the Trustee to authorize or consent to or accept or adopt on behalf of any Holder any plan of reorganization, arrangement, adjustment or composition affecting the Securities or the rights of any Holder thereof or to authorize the Trustee to vote in respect of the claim of any Holder in any such proceeding.

SECTION 5.10. Priorities

      If the Trustee collects any money pursuant to this Article 5, it shall pay out the money in the following order:

      FIRST: to the Trustee for amounts due under Section 6.07;

      SECOND: to Securityholders for amounts due and unpaid on the Securities for principal and premium, if any, and interest; and in case such proceeds shall be insufficient to pay in full the whole amount so due and unpaid upon such Securities, then to the payment of such principal and interest thereon without preference or priority of any kind, ratably according to the aggregate amount due and unpaid, with any balance then remaining to the payment of premium, if any, and, if so specified as contemplated by
      Section 2.01 or the fourth paragraph of Section 2.03 with respect to the Securities of any series, interest, if any, on overdue premium, if any, and overdue interest, if any, ratably as aforesaid, all to the extent permitted by applicable law; and;

      THIRD: to the Company.

      The Trustee may fix a record date and payment date for any payment to Securityholders pursuant to this Section. At least 15 days before such record date, the Company shall mail to each Securityholder and the Trustee a notice that states the record date, the payment date and amount to be paid.

SECTION 5.11. Undertaking for Costs

      In any suit for the enforcement of any right or remedy under this Indenture or in any suit against the Trustee for any action taken or omitted by it as Trustee, a court in its discretion may require the filing by any party litigant in the suit of an undertaking to pay the costs of the suit, and the court in its discretion may assess reasonable costs, including reasonable attorneys' fees, against any party litigant in the suit, having due regard to the merits and good faith of the claims or defenses made by the party litigant. This Section does not apply to a suit instituted by the Trustee, a suit instituted by a Holder pursuant to Section 5.07 or a suit instituted by Holders of more than 10% in aggregate principal amount of the outstanding Securities.

SECTION 5.12. Waiver of Stay or Extension Laws

      The Company (to the extent it may lawfully do so) shall not at any time insist upon, or plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay or extension law wherever enacted, now or at any time hereafter in force, which may affect the covenants or the performance of this Indenture; and the Company (to the extent that it may lawfully do so) hereby expressly waives all benefit or advantage of any such law, and shall not hinder, delay or impede the execution of any power herein granted to the Trustee, but shall suffer and permit the execution of every such power as though no such law had been enacted.

                                    ARTICLE 6

                                     TRUSTEE

SECTION 6.01. Duties of Trustee

    (a) If an Event of Default has occurred and is continuing, the Trustee shall exercise the rights and powers vested in it by this Indenture and use the same degree of care and skill in their exercise as a prudent person would exercise or use under the circumstances in the conduct of such person's own affairs.

    (b)   Except during the continuance of an Event of Default:

          (1) the Trustee undertakes to perform such duties and only such duties as are specifically set forth in this Indenture and no implied covenants or obligations shall be read into this Indenture against the Trustee; and

          (2) in the absence of bad faith on its part, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished to the Trustee and conforming to the requirements of this Indenture. However, the Trustee shall examine the certificates and opinions to determine whether or not they conform to the requirements of this Indenture.

    (c) The Trustee may not be relieved from liability for its own negligent action, its own negligent failure to act or its own willful misconduct, except that:

          (1) this paragraph does not limit the effect of paragraph (b) of this Section;

          (2) the Trustee shall not be liable for any error of judgment made in good faith by the Trustee, unless it is proved that the Trustee was negligent in ascertaining the pertinent facts; and

          (3) the Trustee shall not be liable with respect to any action it takes or omits to take in good faith in accordance with a direction received by it pursuant to Section 5.05.

    (d) Every provision of this Indenture that in any way relates to the Trustee is subject to paragraphs (a), (b) and (c) of this Section.

    (e) The Trustee shall not be liable for interest on any money received by it except as the Trustee may agree in writing with the Company.

    (f) Money held in trust by the Trustee need not be segregated from other funds except to the extent required by law.

    (g) No provision of this Indenture shall require the Trustee to expend or risk its own funds or otherwise incur financial liability in the performance of any of its duties hereunder or in the exercise of any of its rights or powers, if it shall have reasonable grounds to believe that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it.

      Every provision of this Indenture relating to the conduct or affecting the liability of or affording protection to the Trustee shall be subject to the provisions of this Section and to the provisions of the TIA.

SECTION 6.02. Rights of Trustee

    (a) The Trustee may rely on any document believed by it to be genuine and to have been signed or presented by the proper person. The Trustee need not investigate any fact or matter stated in the document.

    (b) Before the Trustee acts or refrains from acting, it may require an Officer's Certificate or an Opinion of Counsel. The Trustee shall not be liable for any action it takes or omits to take in good faith in reliance on the Officer's Certificate or Opinion of Counsel.

    (c) The Trustee may act through agents and shall not be responsible for the misconduct or negligence of any agent appointed with due care.

    (d) The Trustee shall not be liable for any action it takes or omits to take in good faith which it believes to be authorized or within its rights or powers.

    (e) The Trustee may consult with counsel, and the advice or opinion of counsel with respect to legal matters relating to this Indenture and the Securities shall be full and complete authorization and protection from liability in respect to any action taken, omitted or suffered by it hereunder in good faith and in accordance with the advice or opinion of such counsel.

SECTION 6.03. Individual Rights of Trustee

      The Trustee in its individual or any other capacity may become the owner or pledgee of Securities and may otherwise deal with the Company or its affiliates with the same rights it would have if it were not Trustee. Any Paying Agent, or Registrar, may do the same with like rights. However, the Trustee must comply with Sections 6.10 and 6.11.

SECTION 6.04. Trustee's Disclaimer

      The Trustee shall not be responsible for and makes no representation as to the validity or adequacy of this Indenture or the Securities, it shall not be accountable for the Company's use of the proceeds from the Securities, and it shall not be responsible for any statement of the Company in the Indenture or in any document issued in connection with the sale of the Securities or in the Securities other than the Trustee's certificate of authentication.

SECTION 6.05. Notice of Defaults

      If a Default occurs and is continuing and if it is known to a responsible officer of the Trustee, the Trustee shall mail to each Securityholder notice of the Default within 90 days after it occurs. Except in the case of a Default in payment of principal of, or premium of, if any, or interest on any Security (including payments pursuant to the mandatory redemption provisions of such Security), the Trustee may withhold the notice if and so long as a committee of its Trust Officers in good faith determines that withholding the notice is in the interests of Securityholders. For purposes of this Indenture, a "responsible officer" of the Trustee is an officer in the Trustee's office at the address set forth in Section 12.02 who has direct responsibility for the administration of this Indenture and the performance of the Trustee's duties hereunder.

SECTION 6.06. Reports by Trustee to Holders

      Prior to November 1 in each year, the Trustee shall mail to each Securityholder a brief report dated as of the preceding September 1 that complies with TIA Section 313(a), if so required by such Section of the TIA. The Trustee also shall comply with TIA Section 313(b).

      A copy of each report at the time of its mailing to Securityholders shall be filed with the SEC and each stock exchange on which the Securities are listed. The Company agrees to notify promptly the Trustee whenever the Securities become listed on any stock exchange and of any delisting thereof.

SECTION 6.07. Compensation and Indemnity

      The Company shall pay to the Trustee from time to time reasonable compensation for its services, including those arising in the Trustee's performance of its duties under Sections 5.02, 5.03 and 5.08 hereof, and to the extent permitted by law, Section 5.09 hereof. The Trustee's compensation shall not be limited by any law on compensation of a trustee of an express trust. The Company shall reimburse the Trustee upon request for all reasonable out-of-pocket expenses incurred or made by it, including costs of collection, in addition to the compensation for its services. Such expenses shall include the reasonable compensation and expenses, disbursements and advances of the Trustee's agents, counsel, accountants and experts. The Company shall indemnify the Trustee against any and all loss, liability or expense (including attorneys' fees) reasonably incurred by it in connection with the administration of this trust and the performance of its duties or the exercise of its rights hereunder. The Trustee shall notify the Company promptly of any claim for which it believes it may seek indemnity. Failure by the Trustee to so notify the Company shall not relieve the Company of its obligations hereunder. The Company shall defend the claim and the Trustee may have separate counsel and the Company shall pay the reasonable fees and expenses of such counsel. The Company need not reimburse any expense or indemnify against any loss, liability or expense to the extent incurred by the Trustee through the Trustee's own willful misconduct, negligence or bad faith.

      To secure the Company's payment obligations in this Section, the Trustee shall have a lien prior to the Securities on all money or property held or collected by the Trustee, except that held in trust to pay principal of, and premium, if any, and interest on particular Securities.

      The Company's payment obligations pursuant to this Section shall survive the discharge of this Indenture and the resignation or removal of the Trustee.

      For purposes of this Section, the term "Trustee" shall include any predecessor Trustee, provided that any Trustee hereunder shall not be liable for the willful misconduct, negligence or bad faith of any other Trustee hereunder.

SECTION 6.08. Replacement of Trustee

      The Trustee may resign at any time by so notifying the Company. The Holders of a majority in aggregate principal amount of the Securities or, as long as no Event of Default under Section 5.01 has occurred or is continuing, the Company may remove the Trustee by so notifying the Trustee and may appoint a successor Trustee.

      The Company shall remove the Trustee if:

      (1)   the Trustee fails to comply with Section 6.10;

      (2)   the Trustee is adjudged bankrupt or insolvent;

      (3) a receiver or other public officer takes charge of the Trustee or its property; or

      (4)   the Trustee otherwise becomes incapable of acting.

      If the Trustee resigns or is removed or if a vacancy exists in the office of Trustee for any reason (the Trustee in such event being referred to herein as the retiring Trustee), the Company shall promptly appoint a successor Trustee.

      A successor Trustee shall deliver a written acceptance of its appointment to the retiring Trustee and to the Company. Thereupon the resignation or removal of the retiring Trustee shall become effective, and the successor Trustee shall have all the rights, powers and duties of the Trustee under this Indenture. The successor Trustee shall mail a notice of its succession to

Securityholders. The retiring Trustee shall promptly transfer all property held by it as Trustee to the successor Trustee, subject to payment of all amounts owing to it in its individual capacity and to the lien provided for in Section 6.07.

      If a successor Trustee does not take office within 60 days after the retiring Trustee resigns or is removed, the retiring Trustee, the Company or the Holders of a majority in aggregate principal amount of the Securities may petition any court of competent jurisdiction for the appointment of a successor Trustee. If the Trustee fails to comply with Section 6.10, any Securityholder (subject to compliance with TIA Section 310(b)(iii)) may petition any court of competent jurisdiction for the removal of the Trustee and the appointment of a successor Trustee.

      Notwithstanding the replacement of the Trustee pursuant to this Section, the Company's obligations under Section 6.07 shall continue for the benefit of the retiring Trustee.

SECTION 6.09. Successor Trustee by Merger

      If the Trustee consolidates with, merges or converts into, or transfers all or substantially all its corporate trust business or assets to another person or banking association, the resulting, surviving or transferee person or banking association without any further act shall be the successor Trustee, provided such person or banking association shall be otherwise qualified and eligible under this Article.

      In case at the time such successor or successors by merger, conversion or consolidation to the Trustee shall succeed to the trusts created by this Indenture any of the Securities shall have been authenticated but not delivered, any such successor to the Trustee may adopt the certificate of authentication of any predecessor trustee, and deliver such Securities so authenticated; and in all such cases such certificates shall have the full force which it is anywhere in the Securities or in this Indenture provided that the certificate of the Trustee shall have.

SECTION 6.10. Eligibility; Disqualification

      The Trustee shall at all times satisfy the requirements of TIA Section 310(a). The Trustee shall have a combined capital and surplus of at least $50,000,000 as set forth in its most recent published annual report. The Trustee shall comply with TIA Section 310(b).

SECTION 6.11. Preferential Collection of Claims Against Company

      The Trustee shall comply with TIA Section 311(a), excluding any creditor relationship listed in TIA Section 311(b). A Trustee who has resigned or been removed shall be subject to TIA Section 311(a) to the extent indicated. For purposes of Section 311(b) of the TIA: (a) the term "cash transaction" shall have the meaning provided in Rule 116-4 under the TIA, and (b) the term "self-liquidating paper" shall have the meaning provided in Rule 116-6 under the TIA.

                                    ARTICLE 7

                      DISCHARGE OF SECURITIES AND INDENTURE

SECTION 7.01. Satisfaction and Discharge of Securities

      Any Security or Securities, or any portion of the principal amount thereof, shall be deemed to have been paid for all purposes of this Indenture, and the entire indebtedness of the Company in respect thereof shall be satisfied and discharged, if there shall have been irrevocably deposited with the Trustee or any Paying Agent (other than the Company), in trust:

    (a)   money in an amount which shall be sufficient, or

    (b) in the case of a deposit made prior to the maturity of such Securities or portions thereof, U.S. Government Obligations, which shall not contain provisions permitting the redemption or other prepayment thereof at the option of the issuer thereof, the principal of and the interest on which when due, without any regard to reinvestment thereof, will provide moneys which, together with the money, if any, deposited with or held by the Trustee or such Paying Agent, shall be sufficient, or

    (c)   a combination of (a) or (b) which shall be sufficient,

to pay when due the principal of and premium, if any, and interest, if any, due and to become due on such Securities or portions thereof; provided, however, that in the case of a redemption, the notice requisite to the validity of such redemption shall have been given or irrevocable authority shall have been given by the Company to the Trustee to give such notice, under arrangements satisfactory to the Trustee; and provided, further, that the Company shall have delivered to the Trustee and such Paying Agent:

    (x) if such deposit shall have been made prior to the maturity of such Securities, a Company Request stating that the money and U.S. Government Obligations deposited in accordance with this Section shall be held in trust, as provided in Section 7.03;

    (y) if U.S. Government Obligations shall have been deposited, an Opinion of Counsel to the effect that such obligations constitute U.S. Government Obligations and do not contain provisions permitting the redemption or other prepayment thereof at the option of the issuer thereof, and an opinion of an independent public accountant of nationally recognized standing, selected by the Company, to the effect that the other requirements set forth in clause (b) and, if applicable, (c) above have been satisfied; and

    (z) if such deposit shall have been made prior to the maturity of such Securities, an Officer's Certificate stating the Company's intention that, upon delivery of such Officer's Certificate, its indebtedness in respect of such Securities or portions thereof will have been satisfied and discharged as contemplated in this Section.

      Upon the deposit of money or U.S. Government Obligations, or both, in accordance with this Section, together with the documents required by clauses
(x), (y) and (z) above, the Trustee shall, upon Company Request, acknowledge in writing that such Securities or portions thereof are deemed to have been paid for all purposes of this Indenture and that the entire indebtedness of the Company in respect thereof has been satisfied and discharged as contemplated in this Section. In the event that all of the conditions set forth in the preceding paragraph shall have been satisfied in respect of any Securities or portions thereof except that, for any reason, the Officer's Certificate specified in clause (z) (if otherwise required) shall not have been delivered, such Securities or portions thereof shall nevertheless be deemed to have been paid for all purposes of this Indenture, and the Holders of such Securities or portions thereof shall nevertheless be no longer entitled to the benefits provided by this Indenture or of any of the covenants of the Company under Article Three or any other covenants made in respect of such Securities or portions thereof as contemplated by Section 2.01 or the fourth paragraph of
Section 2.03, but the indebtedness of the Company in respect of such securities or portions thereof shall not be deemed to have been satisfied and discharged prior to maturity for any other purpose; and, upon Company Request, the Trustee shall acknowledge in writing that such Securities or portions thereof are deemed to have been paid for all purposes of this Indenture.

      If payment at stated maturity of less than all of the Securities of any series is to be provided for in the manner and with the effect provided in this Section, the Trustee shall select such Securities, or portions of the principal amount thereof, in the manner specified by Section 9.03 for selection for redemption of less than all the Securities of a series.

      In the event that Securities which shall be deemed to have been paid for purposes of this Indenture, and, if such is the case, in respect of which the Company's indebtedness shall have been satisfied and discharged, all as provided in this Section, do not mature and are not to be redeemed within the sixty (60) day period commencing with the date of the deposit of moneys or U.S. Government Obligations, as aforesaid, the Company shall, as promptly as practicable, give a notice, in the same manner as a notice of redemption with respect to such Securities, to the Holders of such Securities to the effect that such deposit has been made and the effect thereof.

      Notwithstanding that any Securities shall be deemed to have been paid for purposes of this Indenture, as aforesaid, the obligations of the Company and the Trustee in respect of such Securities under Sections 2.04, 2.05, 2.06, 2.08, 2.09, 6.07, and 9.04 and this Article shall survive.

      The Company shall pay, and shall indemnify the Trustee or any Paying Agent with which U.S. Government Obligations shall have been deposited as provided in this Section against, any tax, fee or other charge imposed on or assessed against such U.S. Government Obligations or the principal or interest received in respect of such U.S. Government Obligations, including, but not limited to, any such tax payable by any entity deemed, for tax purposes, to have been created as a result of such deposit.

      Anything herein to the contrary notwithstanding, (a) if, at any time after a Security would be deemed to have been paid for purposes of this Indenture, and, if such is the case, the Company's indebtedness in respect thereof would be deemed to have been satisfied and discharged, pursuant to this Section (without regard to the provisions of this paragraph), the Trustee or any Paying Agent, as the case may be, (i) shall be required to return the money or U.S. Government Obligations, or combination thereof, deposited with it as aforesaid to the Company or its representative under any applicable Bankruptcy Law, (ii) are unable to apply any money held by the Trustee as provided in this Section and
Section 7.03 with respect to such Security by reason of any order or judgment of any court or governmental authority enjoining, restraining or otherwise prohibiting such application, such Security shall thereupon be deemed retroactively not to have been paid and any satisfaction and discharge of the Company's indebtedness in respect thereof shall retroactively be deemed not to have been effected, and such Security shall be deemed to remain outstanding and
(b) any satisfaction and discharge of the Company's indebtedness in respect of any Security shall be subject to the provisions of the last paragraph of Section 2.06.

SECTION 7.02. Satisfaction and Discharge of Indenture

      This Indenture shall upon Company Request cease to be of further effect (except as hereinafter expressly provided), and the Trustee, at the expense of the Company, upon Company Request shall execute such instruments as the Company shall reasonably request to evidence and acknowledge the satisfaction and discharge of this Indenture when:

     (a) both

         (1) all Securities theretofore authenticated and delivered (other than Securities that have been destroyed, lost or stolen and that have been replaced or paid as provided in Section 2.09) have been delivered to the Trustee for cancellation; and

         (2) all Securities not theretofore delivered to the Trustee for cancellation have been deemed paid in accordance with Section 7.01; and

     (b) the Company has paid or caused to be paid all other sums payable hereunder by the Company;

provided, however, that if, in accordance with the last paragraph of Section 7.01, any Security, previously deemed to have been paid for purposes of this Indenture, shall be deemed retrospectively not to have been so paid, this Indenture shall thereupon be deemed retrospectively not to have been satisfied and discharged, as aforesaid, and to remain in full force and effect, and the Company shall execute and deliver such instruments as the Trustee shall reasonably request to evidence and acknowledge the same.

      Notwithstanding the satisfaction and discharge of this Indenture as aforesaid, the obligations of the Company and the Trustee under Sections 2.04, 2.05, 2.06, 2.08, 2.09, 6.07, and 9.04 and this Article shall survive.

      Upon satisfaction and discharge of this Indenture as provided in this Section, the Trustee shall turn over to the Company any and all money, securities, and other property then held by the Trustee for the benefit of the Holders of the Securities (other than money and U.S. Government Obligations held by the Trustee pursuant to Section 7.03) and shall execute and deliver to the Company upon Company Order delivered with such instruments, such instruments as, in the judgment of the Company, shall be necessary, desirable or appropriate to effect and evidence the satisfaction and discharge of this Indenture.

SECTION 7.03. Application of Trust Money

      Neither the U.S. Government Obligations nor the money deposited pursuant to section 7.01, nor the principal or interest payments on any such U.S. Government Obligations, shall be withdrawn or used for any purpose other than, and shall be held in trust for, the payment of the principal of and premium, if any and interest, if any, on the Securities or portions of the principal amount thereof in respect of which such deposit was made, all subject, however, to the provisions of Section 2.06; provided, however, that any cash received from such principal or interest payment on such U.S. Government Obligations, if not then needed for such purpose, shall, to the extent practicable and upon Company Request and delivery to the Trustee of the documents referred to in clause (y) in the first paragraph of Section 7.01, be invested in U.S. Government Obligations of the type described in clause (b) in the first paragraph of
Section 7.01 maturing at such times and in such amounts as shall be sufficient, together with any other moneys and the proceeds of any other U.S. Government Obligations then held by the Trustee, to pay when due the principal of, and premium, if any, and interest, if any, due and to become due on such Securities or portions thereof on and prior to the maturity thereof, and interest earned from such reinvestment shall be paid to the Company as received, free and clear of any trust, lien or pledge under this Indenture; and provided, further, that any moneys held in accordance with this Section on the maturity of all such Securities in excess of the amount required to pay the principal of and premium, if any, and interest, if any, then due on such Securities shall be paid over to the Company free and clear of any trust, lien or pledge under this Indenture; and provided, further, that if an Event of Default shall have occurred and be continuing, moneys to be paid over to the Company pursuant to this Section shall be held until such Event of Default shall have been waived or cured.

                                    ARTICLE 8

                                   AMENDMENTS

SECTION 8.01. Without Consent of Holders

      The Company and the Trustee may amend and/or supplement this Indenture or the Securities without notice to or consent of any Securityholder:

    (1)   to cure any ambiguity, omission, defect or inconsistency;

    (2)   to comply with Article 4;

    (3) to provide for the procedures required to permit the Company to utilize, at its option, a non-certificated system of registration for all or any series of the Securities;

    (4)   to provide collateral security for the Securities;

    (5) to add to the covenants of the Company for the benefit of all the Holders or of one or more specific series of Securities or to surrender any right or power herein conferred upon the Company;

    (6) to make any change that does not adversely affect the rights of any Securityholder in any material respect.

      Without limiting the generality of the foregoing, if the TIA as in effect at the date of the execution and delivery of this Indenture or any time thereafter shall be amended and (i) if any such amendment shall require one or more changes to any provisions hereof or the inclusion herein of any additional provision, or shall by operation of law be deemed to effect such changes or incorporate such provisions by reference or otherwise, this Indenture shall be deemed to have been amended so as to conform to such amendment to the TIA and the Company and the Trustee may, without the consent of any Holders, enter into an indenture supplemental hereto to evidence such amendment hereof or (ii) if any such amendment shall permit one or more changes to, or the elimination of, any provisions hereof which, at the date of the execution and delivery hereof or at any time thereafter, are required by the TIA to be contained herein or are contained herein to reflect any provisions of the TIA as in effect at such date, this Indenture shall be deemed to have been amended to effect such changes or elimination, and the Company and the Trustee may, without the consent of any Holders, enter into an indenture supplemental hereto to amend this Indenture to effect such changes or elimination.

      After an amendment under this Section becomes effective, the Company shall mail to Securityholders a notice briefly describing such amendment. The failure to give such notice to all Securityholders, or any defect therein, shall not impair or affect the validity of an amendment under this Section.

SECTION 8.02. With Consent of Holders

      The Company and the Trustee may amend and/or supplement this Indenture or the Securities without notice to any Securityholder but with the written consent of the Holders of at least a majority in aggregate principal amount of the outstanding Securities. However, without the consent of each Securityholder affected, an amendment may not:

    (1) reduce the amount of outstanding Securities whose Holders must consent to an amendment;

    (2) reduce the rate of or extend the time for payment of interest on any Security;

    (3)   reduce the principal of or extend the fixed maturity of any Security;

    (4) reduce the premium payable upon the redemption of any Security or change the time at which any Security may or shall be redeemed;

    (5) make any Security payable in money other than that stated in the Security; or

    (6)   make any change in Section 5.04 or this Section;

and, provided further, that in case more than one series of Securities (or Securities of a single series which have different Terms) shall be outstanding under this Indenture, and any such proposed amendment shall affect the rights of Holders of the Securities of one or more series (or Securities of a single series which have different Terms) and shall not affect the rights of Holders of the Securities of one or more of the other series (or other Securities of such single series which have different Terms), then only Holders of Securities to be affected shall have authority or be required to consent to or approve such amendment. Any waiver of a default provided for in Section 5.04 shall be deemed to affect the Securities of all series, and, subject to the foregoing, any modification of the provisions of any sinking fund or covenant established in respect of Securities of a particular series (or some, but not all Securities of a single series having the same Terms) shall be deemed to affect only such Securities.

      It shall not be necessary for the consent of the Holders under this
Section 8.02 to approve the particular form of any proposed amendment, but it shall be sufficient if such consent approves the substance thereof.

      After an amendment under this Section becomes effective, the Company shall mail to Holders of the affected Securities a notice briefly describing such amendment. The failure to give such notice to all Securityholders (or all Holders of the affected Securities), or any defect therein, shall not impair or affect the validity of an amendment under this Section.

SECTION 8.03. Compliance with Trust Indenture Act

      Every amendment to this Indenture or the Securities shall comply with the TIA as then in effect.

SECTION 8.04. Revocation and Effect of Consents and Waivers; Fixing of Record
Date

      A consent to an amendment or any other action hereunder or a waiver by a Holder of a Security shall bind the Holder and every subsequent Holder of that Security or portion of the Security that evidences the same debt as the consenting Holder's Security, even if notation of the consent or waiver is not made on the Security. However, any such Holder or subsequent Holder may revoke the consent or waiver as to such Holder's Security or portion of the Security if the Trustee receives the notice of revocation before the date the amendment or waiver becomes effective. After an amendment or waiver becomes effective, it shall bind every Securityholder.

      The Company may, but shall not be obligated to, fix a record date for the purpose of determining the Securityholders entitled to take any action under this Indenture by vote or consent. Such record date shall be the later of 30 days prior to the first solicitation of such consent or vote or the date of the most recent list of Holders of the affected Securities furnished to the Trustee pursuant to Section 2.07 prior to such solicitation. If a record date is fixed, those persons who were Securityholders at such record date (or their duly designated proxies), and only those persons, shall be entitled to take such action by vote or consent or to revoke any vote or consent previously given, whether or not such persons continue to be Securityholders after such record date.

SECTION 8.05. Notation on or Exchange of Securities

      If an amendment changes the terms of a Security, the Trustee may require the Holder of the Security to deliver it to the Trustee. The Trustee may place an appropriate notation on the Security regarding the changed terms and return it to the Holder. Alternatively, if the Company or the Trustee so determines, the Company in exchange for the Security shall issue and the Trustee upon Company Order shall authenticate a new Security that reflects the changed terms. Failure to make the appropriate notation or to issue a new Security shall not affect the validity of such amendment.

SECTION 8.06. Trustee To Sign Amendments

      The Trustee shall sign any amendment or supplement authorized pursuant to this Article 8 if the amendment does not adversely affect the rights, duties, liabilities, benefits, protections, privileges, indemnities or immunities of the Trustee. If it does, the Trustee may but need not sign it. In signing such amendment the Trustee shall be entitled to receive indemnity reasonably satisfactory to it and to receive, and (subject to Section 6.01) shall be fully protected in relying upon, an Officer's Certificate and an Opinion of Counsel stating that such amendment is authorized or permitted by this Indenture.

                                    ARTICLE 9

                                   REDEMPTION

SECTION 9.01. Applicability

      Securities of any series which are redeemable before their final maturity shall be redeemable in accordance with their Terms and (except as otherwise specified as contemplated by Section 2.01 or the fourth paragraph of Section
2.03 for Securities of any series) in accordance with this Article.

SECTION 9.02. Notice to Trustee

      The Company may, with respect to any series of Securities (or Securities of a series having the same Terms), reserve the right to redeem and pay such Securities or any part thereof, or may covenant to redeem and pay the series of Securities (or Securities of a series having the same Terms) or any part thereof, before maturity at such time and on such terms as provided for in the Terms of such Securities. If a series of Securities (or Securities of a series having the same Terms) is redeemable and the Company wants or is obligated to redeem all or part of the series of Securities (or Securities of a series having the same Terms) pursuant to the Terms of such Securities, the Company shall notify the Trustee of the redemption date and the principal amount of the series of Securities (or Securities of a series having the same Terms) to be redeemed. The Company shall give such notice at least 45 days before the redemption date (or such shorter notice as may be acceptable to the Trustee in its sole discretion).

SECTION 9.03. Selection of Securities To Be Redeemed

      If less than all the Securities of a series (or Securities of a series having the same Terms) are to be redeemed, the Trustee, not more than 45 days prior to the redemption date, shall select the Securities of the series (or Securities of a series having the same Terms) to be redeemed pro rata or by lot or by such other method as the Trustee shall deem fair and appropriate. The Trustee shall make the selection from Securities that are outstanding and that have not previously been called for redemption. Securities of the series (or Securities of a series having the same Terms) and portions of them selected by the Trustee shall be redeemed in amounts of $1,000 or integral multiples of $1,000 or with respect to Securities of any series issuable in other denominations pursuant to Section 2.01(8), in amounts equal to the minimum principal denomination for each such series and in integral multiples thereof. For all purposes of this Indenture, unless the context otherwise requires, all provisions relating to the redemption of Securities shall relate, in the case of any Securities redeemed or to be redeemed only in part, to the portion of the principal amount of such Securities which has been or is to be redeemed. The Trustee shall promptly notify the Company in writing of the Securities selected for redemption and, in the case of any Securities selected for partial redemption, the principal amount thereof to be redeemed.

SECTION 9.04. Notice of Redemption

    (a) At least 30 days but not more than 60 days before a redemption date, unless a shorter period is specified in the Terms of the Securities to be redeemed, the Company shall cause to be mailed a notice of redemption by first-class mail to each Holder of Securities (with a copy to the Paying Agent (and to the Trustee if the Trustee is not then the Paying Agent)) that are to be redeemed.

    (b) All notices of redemption shall identify the Securities to be redeemed and shall state:

          (1)   the redemption date;

          (2) the redemption price and interest, if any, payable upon such redemption;

          (3) if less than all the outstanding Securities of a series (or Securities of a series having the same Terms) are to be redeemed, the identification (and, in the case of partial redemption, the principal amounts) of the particular Securities to be redeemed;

          (4)   the name and address of the Paying Agent;

          (5) that the Securities called for redemption must be surrendered to the Paying Agent to collect the redemption price;

          (6) that interest on Securities called for redemption ceases to accrue on and after the redemption date; and

          (7) such other matters as the Company shall deem desirable or appropriate.

    (c) If at the time of any notice of redemption the Company shall not have deposited or caused to be deposited with the Paying Agent moneys sufficient to redeem all the Securities called for redemption, such notice shall state that it is subject to the deposit of the redemption moneys with the Paying Agent not later than the opening of business on the redemption date and shall be of no effect unless such moneys are so deposited. If such moneys are not deposited by such date and time, the Paying Agent shall promptly notify the Holders of all Securities called for redemption of such fact and the Company shall not be required to redeem such Securities.

      At the Company's request, the Trustee shall give the notice of redemption in the Company's name and at the Company's expense.

SECTION 9.05. Effect of Notice of Redemption

      Once notice of redemption is mailed, and such notice is not conditional as provided in Section 9.04(c) above, Securities called for redemption become due and payable on the redemption date at the redemption price. Any failure to mail notice of redemption or any defect therein shall not affect the redemption of any other Securities called for redemption.

      Upon surrender to the Paying Agent of such Securities, such Securities shall be paid at the redemption price plus accrued interest to the redemption date, but installments of interest due on or prior to the redemption date will be payable to the Holders of such Securities of record at the close of business on the relevant record dates, unless otherwise specified in the Terms of such Securities.

SECTION 9.06. Deposit of Redemption Price

      On or before the redemption date, the Company shall, subject to any conditions stated in the notice of redemption, deposit with the Paying Agent money sufficient to pay the redemption price of and interest accrued to the redemption date on all Securities to be redeemed on that date.

SECTION 9.07. Securities Redeemed in Part

      Upon surrender of a Security that is redeemed in part, the Company shall issue and the Trustee upon Company Order shall authenticate and deliver to the Holder of that Security a new Security or Securities of the same series and terms in authorized denominations equal in aggregate principal amount to the unredeemed portion of the Security surrendered.


                                   ARTICLE 10

                                  SINKING FUNDS

SECTION 10.01. Applicability

      The provisions of this Article shall be applicable to any sinking fund for the retirement of Securities, except as otherwise specified as contemplated by
Section 2.01 or the fourth paragraph of Section 2.03 for Securities of any series.

      The minimum amount of any sinking fund payment provided for by the Terms of any Securities is herein referred to as a "Mandatory Sinking Fund Payment", and any payment in excess of such minimum amount provided for by the terms of such Securities is herein referred to as an "Optional Sinking Fund Payment". If provided for by the Terms of Securities, the cash amount of any sinking fund payment may be subject to reduction as provided in Section 10.02. Each sinking fund payment shall be applied to the redemption of Securities of any series (or Securities of a series having the same Terms) as provided for by the Terms of such Securities.

SECTION 10.02. Satisfaction of Sinking Fund Payments with Securities

      The Company may, in satisfaction of all or any part of any sinking fund payment with respect to the Securities to be made pursuant to the Terms of such Securities as provided for by such Terms, (1) deliver outstanding Securities of such series having the same Terms (other than any of such Securities previously called for redemption) and (2) apply as credit Securities of such series having the same Terms which have been redeemed either at the election of the Company pursuant to the Terms of such Securities or through the application of permitted Optional Sinking Fund Payments pursuant to the Terms of such Securities, provided that such Securities have not been previously so credited. Such Securities shall be received and credited for such purpose by the Trustee at the price specified in such Securities for redemption through operation of the sinking fund and the amount of such sinking fund payment shall be reduced accordingly. If as a result of the delivery or credit of Securities in lieu of cash payments pursuant to this Section 10.02, the principal amount of Securities to be redeemed in order to exhaust the aforesaid cash payment shall be less than $100,000, the Trustee need not call Securities for redemption, except upon receipt of a Company Order that such action be taken, and such cash payment shall be held by the Trustee or a Paying Agent and applied to the next succeeding sinking fund payment with respect to such series of Securities (or Securities of such series having the same Terms), provided, however, that the Trustee or such Paying Agent shall at the request of the Company from time to time pay over and deliver to the Company any cash payment so being held by the Trustee or such Paying Agent upon delivery by the Company to the Trustee of Securities of that series having the same Terms purchased by the Company having an unpaid principal amount equal to the cash payment required to be released to the Company.

SECTION 10.03. Redemption of Securities for Sinking Fund

      Not less than 60 days prior to each sinking fund payment date for any series of Securities (or Securities of such series having the same Terms), the Company will deliver to the Trustee an Officer's Certificate specifying the amount of the next ensuing Mandatory Sinking Fund Payment for that series (or Securities of such series having the same Terms) pursuant to the Terms of that series, the portion thereof, if any, which is to be satisfied by payment of cash and the portion thereof, if any, which is to be satisfied by delivering and crediting of Securities of that series (or Securities of such series having the same Terms) pursuant to Section 10.02, and the optional amount, if any, to be added in cash to the next ensuing Mandatory Sinking Fund Payment, and the Company shall thereupon be obligated to pay the amount therein specified. Not less than 30 days before each such sinking fund payment date the Trustee shall select the Securities to be redeemed upon such sinking fund payment date in the manner specified in Section 9.03 and cause notice of the redemption thereof to be given in the name of and at the expense of the Company in the manner provided in Section 9.04. Such notice having been duly given, the redemption of such Securities shall be made upon the terms and in the manner stated in Sections 9.05, 9.06 and 9.07.

                                   ARTICLE 11

                  MEETINGS OF HOLDERS; ACTIONS WITHOUT MEETING

SECTION 11.01. Purposes for Which Meetings May Be Called

      A meeting of Holders of Securities of one or more, or all, series may be called at any time and from time to time pursuant to this Article to make, give or take request, demand, authorization, direction, notice, consent, waiver or other action provided by this Indenture to be made, given or taken by Holders of Securities of such series.

SECTION 11.02. Call, Notice and Place of Meetings

    (a) The Trustee may at any time call a meeting of Holders of Securities of one or more, or all, series for any purpose specified in Section 11.01, to be held at such time and (except as provided in subsection
          (b) of this Section) at such place in the County of New Castle, The City of Wilmington, as the Trustee shall determine, or, with the approval of the Company, at any other place. Notice of every such meeting, setting forth the time and the place of such meeting and in general terms the action proposed to be taken at such meeting, shall be given, in manner provided in Section 12.02, not less than twenty-one (21) nor more than one hundred eighty (180) days prior to the date fixed for the meeting.

    (b) The Trustee may be asked to call a meeting of the Holders of Securities of one or more, or all, series by the Company or the Holders of thirty-three percent (33%) in aggregate principal amount of all of the outstanding Securities of all such series, considered as one class, for any purpose specified in Section 11.01, by written request setting forth in reasonable detail the action proposed to be taken at the meeting. If the Trustee shall have been asked by the Company to call such a meeting, the Company shall determine the time and place for such meeting and may call such meeting by giving notice thereof in the manner provided in subsection (a) of this Section, or shall direct the Trustee, in the name and at the expense of the Company, to give such notice. If the Trustee shall have been asked to call such a meeting by Holders in accordance with this subsection (b), and the Trustee shall not have given the notice of such meeting within twenty-one (21) days after receipt of such request or shall not thereafter proceed to cause the meeting to be held as provided herein, then the Holders of Securities of such series, in the principal amount above specified, may determine the time and the place in the County of New Castle, The City of Wilmington, or in such other place as shall be determined or approved by the Company, for such meeting and may call such meeting for such purposes by giving notice thereof as provided in subsection (a) of this Section.

    (c) Any meeting of Holders of Securities of one or more, or all, series shall be valid without notice if the Holders of all outstanding Securities of such series are present in person or by proxy and if representatives of the Company and the Trustee are present, or if notice is waived in writing before or after the meeting by the Holders of all outstanding Securities of such series or by such of them as are not present at the meeting in person or by proxy, and by the Company and the Trustee.

SECTION 11.03. Persons Entitled to Vote at Meetings

      To be entitled to vote at any meeting of Holders of Securities of one or more, or all, series, a person shall be (a) a Holder of one or more outstanding Securities of such series, or (b) a person appointed by an instrument in writing as proxy for a Holder or Holders of one or more outstanding Securities of such series by such Holder or Holders. The only persons who shall be entitled to attend any meeting of Holders of Securities of any series shall be the persons entitled to vote at such meeting and their counsel, any representatives of the Trustee and its counsel and any representatives of the Company and its counsel.

SECTION 11.04. Quorum; Action

      The persons entitled to vote a majority in aggregate principal amount of the outstanding Securities of the series with respect to which a meeting shall have been called as hereinbefore provided, considered as one class, shall constitute a quorum for a meeting of Holders or Securities of such series; provided, however, that if any action is to be taken at such meeting which this Indenture or the Terms of any series of Securities expressly provides may be taken by the Holders of a specified percentage, which is less than majority, in principal amount of the outstanding Securities of such series, considered as one class, the persons entitled to vote such specified percentage in principal amount of the outstanding Securities of such series considered as one class, shall constitute a quorum. In the absence of a quorum within one hour of the time appointed for any such meeting, the meeting shall, if convened at the request of Holders of Securities of such series, be dissolved. In any other case, the meeting may be adjourned for such period as may be determined by the chairman of the meeting prior to the adjournment of such meeting. In the absence of a quorum at any such adjourned meeting, such adjourned meeting may be further adjourned for such period as may be determined by the chairman of the meeting prior to the adjournment of such adjourned meeting. Except as provided by
Section 11.05(e), notice of the reconvening of any meeting adjourned for more than thirty (30) days shall be given as provided in Section 12.02 not less than ten (10) days prior to the date on which the meeting is scheduled to be reconvened. Notice of the reconvening of an adjourned meeting shall state expressly the percentage, as provided above, of the principal amount of the outstanding Securities of such series which shall constitute a quorum.

      Except as limited by Section 8.02, any resolution presented to a meeting or adjourned meeting duly reconvened at which a quorum is present as aforesaid may be adopted only by the affirmative vote of the Holders of a majority in aggregate principal amount of the outstanding Securities of the series with respect to which such meeting shall have been called, considered as one class; provided, however, that, except as so limited, any resolution with respect to any action which this Indenture expressly provides may be taken by the Holders of a specified percentage, which is less than a majority, in the principal amount of the outstanding Securities of such series, considered as one class, may be adopted at a meeting or an adjourned meeting duly reconvened and at which a quorum is present as aforesaid by the affirmative vote of the Holder of such specified percentage in principal amount of the outstanding Securities of such series, considered as one class.

      Any resolution passed or decision taken at any meeting of Holders of Securities duly held in accordance with this Section shall be binding on all the Holders of Securities of the series with respect to which such meeting shall have been held, whether or not present or represented at the meeting.

SECTION 11.05. Attendance at Meeting; Determination of Voting Rights; Conduct
               and Adjournment of Meetings

    (a) Attendance at meetings of Holders of Securities may be in person or by proxy; and to the extent permitted by law, any such proxy shall remain in effect and be binding upon any future Holder of the Securities with respect to which it was given unless and until specifically revoked by the Holder or future Holder (except as provided in Section 12.04(g)) of such Securities before being voted.

    (b) Notwithstanding any other provisions of this Indenture, the Trustee may make such reasonable regulations as it may deem advisable for any meeting of Holders of Securities in regard to proof of the holding of such Securities and of the appointment of proxies and in regard to the appointment and duties of inspectors of votes, the submission and examination of proxies, certificates and other evidence of the right to vote, and such other matters concerning the conduct of the meeting as it shall deem appropriate. Except as otherwise permitted or required by any such regulations and approved by the Company, the holding of Securities shall be proved in the manner specified in
          Section 12.04 and the appointment of any proxy shall be proved in the manner specified in Section 12.04. Such regulations may provide that written instruments appointing proxies, regular on their face, may be presumed valid and genuine without the proof specified in Section
          12.04 or other proof.

    (c) The Trustee shall, by an instrument in writing, appoint a temporary chairman of the meeting, unless the meeting shall have been called by the Company or by Holders as provided in Section 11.02(b), in which case the Company or the Holders of Securities of the series calling the meeting, as the case may be, shall in like manner appoint a temporary chairman. A permanent chairman and a permanent secretary of the meeting shall be elected by vote of the persons entitled to vote a majority in aggregate principal amount of the outstanding Securities of all series represented at the meeting, considered as one class.

    (d) At any meeting each Holder or proxy shall be entitled to one vote for each $1,000 principal amount of outstanding Securities held or represented by such Holder or by proxy; provided, however, that no vote shall be cast or counted at any meeting in respect of any Security challenged as not outstanding and ruled by the chairman of the meeting to be not outstanding. The chairman of the meeting shall have no right to vote, except as a Holder of a Security or proxy.

    (e) Any meeting duly called pursuant to Section 11.02 at which a quorum is present may be adjourned from time to time by persons entitled to vote a majority in aggregate principal amount of the outstanding Securities of all series represented at the meeting, considered as one class; and the meeting may be held as so adjourned without further notice.

SECTION 11.06. Counting Votes and Recording Action of Meetings

      The vote upon any resolution submitted to any meeting of Holders shall be by written ballots on which shall be subscribed the signatures of the Holders or their representatives by proxy and the principal amounts and serial numbers of the outstanding Securities, of the series with respect to which the meeting shall have been called, held or represented by them. The permanent chairman of the meeting shall appoint two inspectors of votes who shall count all votes cast at the meeting for or against any resolution and who shall make and file with the secretary of the meeting their verified written reports of all votes cast at the meeting. A record in duplicate of the proceedings of each meeting of Holders shall be prepared by the secretary of the meeting and there shall be attached to such record the original reports of the inspectors of votes on any vote by ballot taken thereat and affidavits by one or more persons having knowledge of the facts setting forth a copy of the notice of the meeting and showing that such notice was given and provided in Section 11.02 and, if applicable, Section
11.04. Each copy shall be signed and verified by the affidavits of the permanent chairman and secretary of the meeting and one such copy shall be delivered to the Company and another to the Trustee to be preserved by the Trustee, the latter to have attached thereto the ballots voted at the meeting. Any record so signed and verified shall be conclusive evidence of the matters therein stated.

SECTION 11.07. Action without Meeting

      In lieu of a vote of Holders at a meeting as hereinbefore contemplated in this Article, any request, demand, authorization, direction, notice, consent, waiver or other action may be made, given or taken by Holders by written instruments as provided in Section 12.04.


                                   ARTICLE 12

                                  MISCELLANEOUS

SECTION 12.01. Trust Indenture Act Controls

      If any provision of this Indenture limits, qualifies or conflicts with the duties imposed by operation of TIA Section 318(c), the TIA imposed duties shall control.

SECTION 12.02. Notices

      Any notice or communication shall be in writing and delivered in person or mailed by first-class mail or transmitted by facsimile transmissions, telex or other direct written electronic means to such telephone number or other electronic communications address set forth opposite such parties name below or to such other address as either party hereto may from time to time designate addressed as follows:

if to the Company:   Conectiv
                     800 King Street
                     Wilmington, DE 19899
                     Attention:  Treasurer
                     Telephone:  302-429-3525
                     Facsimile:  302-429-3188

if to the Trustee:   First Union Trust Company, National Association
                     One Rodney Square
                     920 King Street
                     Wilmington, DE 19801
                     Attention:  Corporate Trust Administration
                     Telephone:  302-888-7539
                     Facsimile:  302-888-7544

      The Company or the Trustee by notice to the other may designate additional or different addresses for subsequent notices or communications.

      Any notice or communication mailed to a Securityholder shall be mailed, first-class postage prepaid, to the Securityholder at the Securityholder's address as it appears on the Security Register and shall be sufficiently given if so mailed within the time prescribed.

      Failure to mail a notice or communication to a Securityholder or any defect in it shall not affect its sufficiency with respect to other Securityholders. If a notice or communication is mailed in the manner provided above, it is duly given, whether or not the addressee receives it.

SECTION 12.03. Communication by Holders with Other Holders

      Securityholders may communicate pursuant to TIA Section 312(b) with other Securityholders with respect to their rights under this Indenture or the Securities. The Company, the Trustee, the Registrar and anyone else shall have the protection of TIA Section 312(c).

SECTION 12.04. Acts of Holders

    (a) Any request, demand, authorization, direction, notice, consent, election, waiver or other action provided by this Indenture to be made, given or taken by Holders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Holders in person or by an agent duly appointed in writing or, alternatively, may be embodied in and evidenced by the record of Holders duly called and held in accordance with the provisions of Article 11, or a combination of such instruments and any such record. Except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments or record or both are delivered to the Trustee and, where it is hereby expressly required, to the Company. Such instrument or instruments and any such record (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the "Act" of the Holders signing such instrument or instruments and so voting at any such meeting. Proof of execution of any such instruments or of a writing appointing any such agent, or of the holding by any person of a Security, shall be sufficient for any purpose of this Indenture and (subject to Section 6.01) conclusive in favor of the Trustee and the Company, if made in the manner provided in this Section. The record of any meeting of Holders shall be proved in the manner provided in
          Section 11.06.

    (b) The fact and date of the execution by any person of any such instrument or writing may be proved by the affidavit of a witness of such execution or by a certificate of a notary public or other officer authorized by law to take acknowledgments of deeds, certifying that the individual signing such instrument or writing acknowledged to him the execution thereof or may be proved in any other manner which the Trustee and the Company deem sufficient. Where such execution is by a signer acting in a capacity other than his individual capacity, such certificate or affidavit shall also constitute sufficient proof of his authority.

    (c) The ownership, principal amount and serial numbers of Securities held by any person, and the date of holding the same, shall be proved by the Security Register maintained by the Security Registrar.

    (d) Any request, demand, authorization, direction, notice, consent, election, waiver or other Act of a Holder shall bind every future Holder of the same Security and the Holder of every Security issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof in respect of anything done, omitted or suffered to be done by the Trustee or the Company in reliance thereon, whether or not notation of such action is made upon such Security.

    (e)   Until such time as written instruments or the record described in
          Section 12.04(a) or both shall have been delivered to the Trustee with respect to the requisite percentage of Principal Amount of Securities for the action contemplated by such instruments, any such instrument executed and delivered by or on behalf of a Holder may be revoked with respect to any or all of such Securities by written notice by such Holder or any subsequent Holder, proven in the manner in which such instrument was proven.

    (f) Securities of any series authenticated and delivered after any Act of Holders may, and shall if required by the Trustee, bear a notation in form approved by the Trustee as to any action taken by such Act of Holders. If the Company shall so determine, new Securities of any series so modified as to conform, in the opinion of the Trustee and the Company, to such action may be prepared and executed by the Company and upon Company Order authenticated and delivered by the Trustee in exchange for outstanding Securities of such series.

    (g) The Company may, at its option, by Company Order, fix in advance a record date for the determination of Holders entitled to give any request, demand, authorization, direction, notice, consent, waiver or other Act solicited by the Company, but the Company shall have no obligation to do so; provided, however, that the Company may not fix a record date for the giving or making of any notice, declaration, request or direction referred to in the next sentence. In addition, the Trustee may, at its option, fix in advance a record date for the determination of Holders of Securities of any series entitled to join in the giving or making of any Notice of Default, any declaration of acceleration referred to in Section 5.02, any request to institute proceedings referred to in Section 5.05 or any direction referred to in Section 5.06, in each case with respect to Securities of such series. If any such record date is fixed, such request, demand, authorization, direction, notice, consent, waiver or other Act, or such notice, declaration, request or direction, may be given before or after such record date, but only the Holders of record at the close of business on the record date shall be deemed to be Holders for the purposes of determining, subject to Section 12.07 (i) whether holders of the requisite proportion of the outstanding Securities have authorized or agreed or consented to such Act (and for that purpose the principal amount of the Securities will be computed as of the record date) and/or (ii) which Holders may revoke any such Act (notwithstanding subsection (e) of this Section); and any such Act, given as aforesaid, shall be effective whether or not the Holders which authorized or agreed or consented to such Act remain Holders after such record date and whether or not the Securities held by such Holders remain outstanding after such record date.

SECTION 12.05. Certificate and Opinion as to Conditions Precedent

      Upon any request or application by the Company to the Trustee to take or refrain from taking any action under this Indenture, the Company shall furnish to the Trustee:

    (1) an Officer's Certificate in form and substance reasonably satisfactory to the Trustee stating that, in the opinion of the signers, all conditions precedent, if any, provided for in this Indenture (including any covenants compliance with which constitutes a condition precedent) relating to the proposed action have been complied with; and

    (2) an Opinion of Counsel in form and substance reasonably satisfactory to the Trustee stating that, in the opinion of such counsel, all such conditions precedent have been complied with.

SECTION 12.06. Statements Required in Certificate or Opinion

      Each certificate or opinion with respect to compliance with a covenant or condition provided for in this Indenture shall include:

    (1) a statement that the person making such certificate or opinion has read such covenant or condition;

    (2) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

    (3) a statement that, in the opinion of such person, he has made such examination or investigation as is necessary to enable him to express an informed opinion as to whether or not such covenant or condition has been complied with; and

    (4) a statement as to whether or not, in the opinion of such person, such covenant or condition has been complied with.

SECTION 12.07. When Securities Disregarded

      In determining whether the Holders of the required principal amount of outstanding Securities have concurred in any direction, waiver or consent, Securities owned by the Company or any other obligor upon the Securities or by any Affiliate of the Company or of such other obligor (unless the Company, such Obligor or such Affiliate owns all Securities outstanding under the Indenture, or all outstanding Securities of each such series determined without regard to this Section) shall be disregarded and deemed not to be outstanding, except that, for the purpose of determining whether the Trustee shall be protected in relying on any such direction, waiver or consent, only Securities which a responsible officer of the Trustee knows are so owned shall be so disregarded provided, however, that Securities so owned which have been pledged in good faith may be regarded as outstanding if it is established to the reasonable satisfaction of the Trustee that the pledgee, and not the Company, any such other obligor or Affiliate of either thereof, has the right so to act with respect to such Securities and that the pledgee is not the Company or any other obligor upon the Securities or any Affiliate of the Company of such other obligor. Also, subject to the foregoing, only Securities outstanding at the time shall be considered in any such determination.

SECTION 12.08. Rules by Trustee, Paying Agent and Registrar

      The Trustee may make reasonable rules for action by or a meeting of Securityholders or for evidencing the due execution of consents or waivers by Securityholders. The Security Registrar and the Paying Agent may make reasonable rules for their functions.

SECTION 12.09. Legal Holidays

      A "Legal Holiday" is a Saturday, a Sunday or a day on which banking institutions are not required to be open in the State of New York, the State of Delaware, or the State of North Carolina. If a payment date is a Legal Holiday, payment shall be made on the next succeeding day that is not a Legal Holiday, and no interest shall accrue for the intervening period. If a regular record date is a Legal Holiday, the record date shall not be affected.

SECTION 12.10. Governing Law

      This Indenture and the Securities shall be governed by, and construed in accordance with, the laws of the State of New York but without giving effect to applicable principles of conflicts of law to the extent that the application of the laws of another jurisdiction would be required thereby.

SECTION 12.11. No Recourse Against Others

      A director, officer, employee or stockholder, as such, of the Company shall not have any liability for any obligations of the Company under the Securities of this Indenture or for any claim based on, in respect of or by reason of such obligations or their creation. By accepting a Security, each Securityholder shall waive and release all such liability. The waiver and release shall be part of the consideration for the issue of the Securities.

SECTION 12.12. Successors

      All agreements of the Company in this Indenture and the Securities shall bind its successors. All agreements of the Trustee in this Indenture shall bind its successors.

SECTION 12.13. Multiple Originals

      The parties may sign any number of copies of this Indenture. Each signed copy shall be an original, but all of them together represent the same agreement. One signed copy is enough to prove this Indenture.

SECTION 12.14.  Table of Contents; Headings

      The table of contents and headings of the Articles and Sections of this Indenture have been inserted for convenience of reference only, are not intended to be considered a part hereof and shall not modify or restrict any of the terms or provisions hereof.

SECTION 12.15.  Separability Clause

      In case any provision in this Indenture or the Securities shall be held to be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

SECTION 12.16.  Entire Agreement

      This Indenture embodies the entire agreement between the parties hereto regarding the subject matter hereof, and supersedes any and all prior and contemporaneous agreements between such parties regarding the subject matter hereof.

      IN WITNESS WHEREOF, the parties have caused this Indenture to be duly executed as of the date first written above.

                                    CONECTIV


Attest:

by

Title:                              Title:


           FIRST UNION TRUST COMPANY, NATIONAL ASSOCIATION, AS TRUSTEE


Attest:

by

Title:                              Title:

STATE OF DELAWARE
SS.:
COUNTY OF NEW CASTLE

      On this _____ day of May, 1999, before me personally came ___________, to me known, who, being by me duly sworn, did depose and say that he/she resides at Wilmington, Delaware 19899; that he/she is of CONECTIV, one of the corporations described in and which executed the foregoing instrument; that he/she knows the seal of said corporation; that the seal affixed to said instrument bearing the corporate name of said corporation is such corporate seal; that it was so affixed by order of the Board of Directors of said corporation; and that he/she signed his/her name thereto by like order.

Notary Public

STATE OF_________________
SS.:
COUNTY OF________________

      On the ____ day of May, 1999, before me personally came ______________, to me known, who, being by me duly sworn, did depose and say that he/she resides at _________________, and that he/she is an _________________ of _________________, one of the corporations described in and which executed the foregoing instrument; that he/she knows the seal of said corporation; that the seal affixed to said instrument bearing the corporate name of said corporation is such corporate seal; that it was so affixed by authority of the Board of Directors of said corporation; and that he/she signed his/her name thereto by like authority.

Notary Public

                            FORM OF MEDIUM-TERM NOTE

[See legend at the end of this Security for restrictions on transfer and change of form].

                                    CONECTIV
                       MEDIUM-TERM NOTE, SERIES _________

NO.____________                                                    $____________

Original Interest Accrual Date:          Redeemable: Yes___   No___
Interest Rate:                           Initial Redemption Date:
Stated Maturity Date:                    Initial Redemption Price:
Issue Price (       %):                  Reduction Percentage:
Interest Payment Dates:
Regular Record Dates:

      CONECTIV, a Delaware corporation (hereinafter called the Company), for value received, hereby promises to pay to ____________ or registered assigns, the principal sum of $_________ on the Stated Maturity Date specified above, and to pay interest thereon from the Original Interest Accrual Date specified above or from the most recent Interest Payment Date to which interest has been paid or duly provided for, semi-annually in arrears on the Interest Payment Dates specified above in each year, commencing with the Interest Payment Date next succeeding the Original Interest Accrual Date specified above, and at maturity, at the Interest Rate per annum specified above, until the principal hereof is paid or duly provided for. The interest so payable, and paid or duly provided for, on any Interest Payment Date shall, as provided in such Indenture, be paid to the person in whose name this Security is registered at the close of business on the Regular Record Date specified above (whether or not a Business Day) next preceding such Interest Payment Date. Notwithstanding the foregoing, (a) if the Original Interest Accrual Date of this Security is after a Regular Record Date and before the corresponding Interest Payment Date, interest so payable for the period from and including the Original Interest Accrual Date to but excluding such Interest Payment Date shall be paid on the next succeeding Interest Payment Date to the Holder hereof on the related Regular Record Date; and (b) interest payable at maturity shall be paid to the person to whom principal shall be paid. Except as otherwise provided in said Indenture, any such interest not so paid or duly provided for shall forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the person in whose name this Security is registered at the close of business on a special record date for the payment of such unpaid interest to be fixed by the Trustee, notice of which shall be given to Holders of Securities of this series not less than 15 days prior to such special record date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities of this series may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture.

      Payment of the principal of and premium, if any, on this Security and interest hereon at maturity shall be made upon presentation of this Security at the corporate trust office of First

Union Trust Company, National Association in Wilmington, Delaware, or at such other office or agency as may be designated for such purpose by the Company from time to time. Payment of interest on this Security (other than interest at maturity) shall be made by check mailed to the address of the person entitled thereto as such address shall appear in the Security Register, except that (a) if such person shall be a securities depositary, such payment may be made by such other means in lieu of check, as shall be agreed upon by the Company, the Trustee or other Paying Agent and such person and (b) upon the written request of a Holder of not less than $10 million in aggregate principal amount of Securities (as hereinafter defined) of the same series delivered to the Company and the Paying Agent at least 15 days prior to any Interest Payment Date, payment of interest on such Securities to such Holder on such Interest Payment Date shall be made by wire transfer of immediately available funds to an account maintained within the continental United States specified by such Holder or, if such Holder maintains an account with the entity acting as Paying Agent, by deposit into such account. Payment of the principal of and premium, if any, and interest on this Security, as aforesaid, shall be made in such coin or currency of the United States of America as at the time of payment shall be legal tender for the payment of public and private debts.

      This Security is one of a duly authorized issue of securities of the Company (herein called the "Securities"), issued and issuable in one or more series under and equally secured by an Indenture, dated as of ____________, 1999 (such Indenture as originally executed and delivered and as supplemented or amended from time to time thereafter, together with any constituent instruments establishing the terms of particular Securities, being herein called the "Indenture"), between the Company and First Union Trust Company, National Association, trustee (herein called the "Trustee," which term includes any successor trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a description of the respective rights, limitations of rights, duties and immunities of the Company, the Trustee and the Holders of the Securities thereunder and of the terms and conditions upon which the Securities are, and are to be, authenticated and delivered and secured. The acceptance of this Security shall be deemed to constitute the consent and agreement by the Holder hereof to all of the terms and provisions of the Indenture. This Security is one of the series designated above.

      If any Interest Payment Date, any Redemption Date or the Stated Maturity Date shall not be a Business Day (as hereinafter defined), payment of the amounts due on this Security on such date may be made on the next succeeding Business Day; and, if such payment is made or duly provided for on such Business Day, no interest shall accrue on such amounts for the period from and after such Interest Payment Date, Redemption Date or Stated Maturity Date, as the case may be, to such Business Day.

      If, as specified above, this Security is redeemable, this Security is subject to redemption at any time on or after the Initial Redemption Date specified above, as a whole or in part, at the election of the Company, at the applicable redemption price (as described below) plus accrued interest to the date fixed for redemption. Such redemption price shall be the Initial Redemption Price specified above for the twelve-month period commencing on the Initial Redemption Date and shall decline for the twelve-month period commencing on each anniversary of the Initial

Redemption Date by a percentage of principal amount equal to the Reduction Percentage specified above until such redemption price is 100% of the principal amount of this Security to be redeemed.

      [Insert provisions, if any, for redemption pursuant to a sinking fund or analogous provision or at the option of the Holder.]

      Notice of redemption [(other than at the election of the Holder)] shall be given by mail to Holders of Securities, not less than 30 days nor more than 60 days prior to the date fixed for redemption, all as provided in the Indenture. As provided in the Indenture, notice of redemption at the election of the Company as aforesaid may state that such redemption shall be conditional upon the receipt by the Trustee of money sufficient to pay the principal of and premium, if any, and interest, if any, on this Security on or prior to the date fixed for such redemption; a notice of redemption so conditioned shall be of no force or effect if such money is not so received and, in such event, the Company shall not be required to redeem this Security.

      In the event of redemption of this Security in part only, a new Security or Securities of this series, of like tenor, for the unredeemed portion hereof will be issued in the name of the Holder hereof upon the cancellation hereof.

      If an Event of Default shall occur and be continuing the principal of this Security may be declared due and payable in the manner and with the effect provided in the Indenture.

      The Indenture permits, with certain exceptions as therein provided, the Trustee to enter into one or more supplemental indentures for the purpose of adding any provision to, or changing in any manner or eliminating any of the provisions of, the Indenture with the consent of the Holders of not less than a majority in aggregate principal amount of the Securities of all series then outstanding under the Indenture, considered as one class; provided, however, that if there shall be Securities of more than one series (or Securities of a single series which have different Terms) outstanding under the Indenture and if a proposed supplemental indenture shall directly affect the rights of the Holders of Securities of one or more series (or Securities of a single series which have different Terms), and shall not affect the rights of Holders of one or more of the other series (or other Securities of such single series which have different Terms), then the consent only of the Holders of a majority in aggregate principal amount of the outstanding Securities so directly affected, considered as one class, shall be required; and provided, further, that the Indenture permits the Trustee to enter into one or more supplemental indentures for limited purposes without the consent of any Holders of Securities. The Indenture also contains provisions permitting the Holders of a majority in principal amount of the Securities then outstanding, on behalf of the Holders of all Securities, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange therefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.

      As provided in the Indenture and subject to certain limitations therein set forth, this Security or any portion of the principal amount thereof will be deemed to have been paid for all purposes of the Indenture and to be no longer outstanding thereunder, and, at the election of the Company, the Company's entire indebtedness in respect thereof will be satisfied and discharged, if there has been irrevocably deposited with the Trustee or any Paying Agent (other than the Company), in trust, money in an amount which will be sufficient and/or U.S. Government Obligations, the principal of and interest on which when due, without regard to any reinvestment thereof, will provide moneys which, together with moneys so deposited, will be sufficient to pay when due the principal of and premium, if any, and interest on this Security when due.

      The Indenture contains terms, provisions and conditions relating to the consolidation or merger of the Company with or into, and the conveyance or other transfer, or lease, of assets to, another person, to the assumption by such other person, in certain circumstances, of all of the obligations of the Company under the Indenture and on the Securities and to the release and discharge of the Company, in certain circumstances, from such obligation. The Indenture also contains terms, provisions and conditions relating to the assumption by a subsidiary of the Company, in certain circumstances, of all the obligations under the Securities and under the Indenture in respect of the Securities and to the release and discharge of the Company, in certain circumstances, from such obligation.

      As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Security is registerable in the Security Register, upon presentment of this Security for registration of transfer at the corporate trust office of First Union Trust Company, National Association in Wilmington, Delaware or such other office or agency as may be designated by the Company from time to time, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company, the Trustee or the Security Registrar, as the case may be, duly executed by the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Securities of this series of authorized denominations and of like tenor and aggregate principal amount, will be issued to the designated transferee or transferees.

      The Securities of this series are issuable only as registered Securities, without coupons, and in denominations of $1,000 and any integral multiple thereof. As provided in the Indenture and subject to certain limitations therein set forth, Securities of this series are exchangeable for a like aggregate principal amount of Securities of the same series, of any authorized denominations, as requested by the Holder surrendering the same, and of like tenor upon presentment of the Security or Securities to be exchanged at the corporate trust office of First Union Trust Company, National Association in Wilmington, Delaware or such other office or agency as may be designated by the Company from time to time.

      No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

      Prior to due presentment of this Security for registration of transfer, the Company, the Trustee, the Paying Agent or the Security Registrar may treat the person in whose name this Security is registered as the absolute owner hereof for all purposes, whether or not this Security be overdue, and none of the Company, the Trustee, the Paying Agent or the Security Registrar shall be affected by notice to the contrary.

      The Indenture and the Securities shall be governed by and construed in accordance with the laws of the State of New York, except to the extent that the Trust Indenture Act shall be applicable.

      As used herein, "Business Day" means any day, other than a Saturday, a Sunday or a day on which banking institutions are not required to be open in the State of New York, the State of Delaware or the State of North Carolina. All other terms used in this Security which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

      As provided in the Indenture, a director, officer, employee or stockholder, as such, of the Company shall not have any liability for any obligations of the Company under the Securities or for any claim based on, in respect of or by reason of such obligation or their creation.

      Unless the certificate of authentication hereon has been executed by the Trustee by manual signature, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

      IN WITNESS WHEREOF, Conectiv, has caused this Instrument to be executed under its corporate seal.

CONECTIV

By:____________________________

                         (CERTIFICATE ON AUTHENTICATION)

      This is one of the Securities, of the series designated therein, described in the within-mentioned Indenture.

Dated:____________________________

_______________________, as Trustee,
By
Authorized Officer

      Unless this certificate is presented by an authorized representative of The Depository Trust Company (the "Depositary") to the Company or its agent for registration of transfer, exchange or payment, and any certificate to be issued is registered in the name of Cede & Co. or such other name as requested by an authorized representative of the depositary (any amount payable thereunder is made payable to Cede & Co. or such other name), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL since the registered owner hereof, Cede & Co., has an interest herein. Unless and until this Security is exchanged in whole or in part for certificated Securities registered in the names of the various beneficial holders hereof as then certified to the Company and the Trustee by the Depositary or a successor depositary, this Security may not be transferred except as a whole by the Depositary to its nominee or by a nominee of the Depositary to the Depositary or another nominee of the Depositary or by the Depositary or any such nominee to a successor depositary or a nominee of such successor depositary. This Security may be exchanged for definitive Securities registered in the respective names of the beneficial holders hereof, and thereafter shall be transferable without restrictions if: (A) the Depositary, or any successor securities depositary, shall have notified the Company and the Trustee that it is unwilling or unable to continue to act as securities depositary with respect to the Securities and the Trustee shall not have been notified by the Company within ninety (90) days of the identity of a successor securities depositary with respect to the Securities; (B) the Company shall have delivered to the Trustee a Company Order to the effect that the Securities shall be so exchangeable on and after a date specified therein; or (C)(1) an Event of Default shall have occurred and be continuing, (2) the Trustee shall have given notice of such Event of Default pursuant to Section 6.05 of the Indenture and
(3) there shall have been delivered to the Company and the Trustee an Opinion of Counsel to the effect that the interests of the beneficial owners of the Securities in respect thereof will be materially impaired unless such owners become Holders of definitive Securities.

      FOR VALUE RECEIVED the undersigned hereby sells, assigns and transfers unto

_______________________________________________________________________________
     [please insert social security or other identifying number of assignee]


_______________________________________________________________________________
             [please print or typewrite name and address of assignee]


_______________________________________________________________________________

the within Security of CONECTIV and does hereby irrevocably constitute and appoint ________ _________________________, Attorney, to transfer said Security on the books of the within-mentioned Company, with full power of substitution in the premises.


Dated:___________________________

Notice: The signature to this assignment must correspond with the name as written upon the face of the Security in every particular without alteration or enlargement or any change whatsoever.